                                                                   EXHIBIT 10.09

                        FIRST AMENDMENT OF OFFICE LEASE
                        -------------------------------

     THIS FIRST AMENDMENT OF OFFICE LEASE (this "First Amendment") is made as of the __ day of November, 1995, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not individually but as Trustee under Trust Agreement dated June 1, 1978 and known as Trust no. 42978 ("Landlord"), and TSI INTERNATIONAL SOFTWARE LTD., a Delaware corporation ("Tenant").

                               R E C I T A L S:
                               - - - - - - - --

     A. Landlord and Tenant entered into that certain Office Building Lease dated as of the 5th day of February, 1994 ("Office Lease") for the lease of certain Premises consisting of 12,095 rentable square feet as depicted on Exhibit A to the Office Lease and designated as Suite E-100 (the "Original Premises"), located in that certain building commonly know as Bannockburn Lake Office Plaza-Building B and having a common address of 2345 Waukegan Road, Bannockburn, Illinois ("Building").

     B. The Term of the Office Lease as set forth therein will expire on the 31st day of December, 1995, unless sooner terminated as provided in the Office Lease, and the parties thereto desire to extend the Term of the Office Lease, modify the Premises leased and provide for certain other matters as hereinafter described.

     NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1.  RECITALS; CAPITALIZED TERMS; CAPTIONS. The Recitals set forth
             -------------------------------------
hereinabove are incorporated herein as a substantive part of this First Amendment. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Office Lease. The Office Lease as amended by this First Amendment is sometimes hereinafter referred to as the "Lease." The Paragraph headings are for convenience of reference only, do not define or construe the contents of such paragraphs and shall be ignored in any construction thereof.

         2.  EXTENSION OF TERM. The Term of the Office Lease is hereby extended
             -----------------
for a period of five (5) years from January 1, 1996 through December 31, 2000 (the "Extension Period"), unless sooner terminated as provided in the Lease, upon all of the same terms, covenants and conditions as set forth in the Office Lease, except as modified hereby.

         3.  MODIFICATION OF PREMISES. Effective as of January 1, 1996, (the
             ------------------------
"Effective Date") the Office Lease is hereby amended to modify the Premises from the Original Premises to that portion of the Original Premises which the parties agree consists of 10,552 rentable square feet as depicted on Exhibit A attached hereto and made a part hereof (the "Modified Premises"). From and after January 1, 1996, the Modified Premises shall become

Premises for all purposes under the Lease as if the Modified Premises had been the Premises originally leased under the Lease; and effective as of 12:00 AM on December 31, 1995, except as provided in Paragraph 8 hereof, Tenant shall have no further right, title or interest in or to or have any right to possession of that portion of the Original Premises which is not contained in the Modified Premises (which is agreed to contain 1,543 rentable square feet, and is sometimes hereinafter referred to as the "Surrendered Space").

     4. EXTENSION PERIOD BASE RENT. From and after the Effective Date, Tenant shall pay Base Rent in monthly installments of Monthly Base Rent for the Extension Period at the same times and in the same manner as provided for in the Office Lease during the initial Term, but at the following amounts for the stated periods:

                                 Annual               Monthly
           Period                Base Rent            Base Rent
           ------                ---------            ---------
January 1, 1996 -
        December 31, 1996       137,175.96           $11,431.33

January 1, 1997 -
        December 31, 1997       140,605.32            11,717.11

January 1, 1998 -
        December 31, 1998       144,120.48            12,010.04

January 1, 1999 -
        December 31, 1999       147,723.48            12,310.29

January 1, 2000 -
        December 31, 2000       151,416.60            12,618.05

   For and during the Extension Period, Tenant shall not pay Additional Rent on account of increases in the Consumer Price Index. The stated increases in the Base Rent are in lieu of Additional Rent on account of increases in the Consumer Price Index pursuant to Section 4 of the Office Lease.

   Tenant shall not be liable for the payment of either interest at the Default Rate or any Late Charges pursuant to the seventh (7th) grammatical paragraph of
Section 4 of the Office Lease until the expiration of the tenth (10th) day following the due date for any rent under the Lease.

     5.  MODIFICATION OF TENANT'S PROPORTION.  In addition to Base Rent, from
         -----------------------------------
and after the Effective Date, Tenant shall pay Additional Rent for the Modified Premises in the same manner and at the same times as was paid with respect to the Original Premises, based upon a modification of Tenant's Proportion to be nine and 9,811/10,000 percent (9.9811%).

     6.  ALLOCATION OF ELECTRIC CHARGES. Notwithstanding anything contained
         ------------------------------
herein or elsewhere in the Lease to the contrary, Landlord and Tenant acknowledge that when the Premises are modified from the Original Premises to the Modified Premises, the Surrendered Space will "share" an electric meter and panel with the Premises, and Landlord or the tenant of the Surrendered Space and Tenant will be required to share, on an equitable basis, the electric costs associated with the Premises and the Surrendered Space. Initially such parties shall share the cost on a square footage basis, that is, initially eighty-seven and 24/100 percent (87.24%) to the Premises and twelve and 76/100 percent (12.76%) to the Surrendered Space, as modified from time to time if the Premises shall be expanded to include some or all of the Surrendered Space pursuant to Paragraph 8 hereof or otherwise. The parties further agree, however, that Tenant may utilize an electric load which may be substantially greater than the electrical load utilized at the Surrendered Space, and, therefore, a pure "pro rata" basis may not equitably apportion the amount to each space. In such event, the parties shall, in good faith, determine a reasonable allocation based upon the electrical loads each party utilizes.

     7.  CAP ON EXPENSES.  Notwithstanding anything in the Lease to the
         ---------------
contrary, for the purpose of computing Additional Rent under the Lease only, the amount of Expenses for Adjustment Years 1996, 1997, 1998, 1999 and 2000 which shall be payable by Tenant shall be subject to the following limitation:
Expenses payable by the Tenant for Adjustment Year 1996 (if any) shall not exceed an amount equal to $5.40 per rentable square foot of the Premises. Thereafter for Adjustment Years 1997, 1998, 1999 and 2000 (the "Capped Years"), Tenant's expense Adjustment (hereinafter defined) with respect to Expenses (or components of Expenses) which are not "Uncontrollable Expenses," shall not increase by more than five percent (5%) over the prior Adjustment Year during the Capped Years on a cumulative compounding basis. The capped amount of Expenses for any Capped Year is herein referred to as the "Capped Expense Amount." The portion of the Expense Adjustment attributable to Expenses (or components of Expenses) which are Uncontrollable Expenses (as hereinafter defined) shall not be capped. "Uncontrollable Expenses (including uncontrollable components of Expenses)" shall mean: the cost of snow removal, the cost of road salt, the cost of insurance premiums required to be carried by Landlord hereunder, the cost of internal and external common area utilities, including electricity, water and gas, supplies and union wages for both direct employees and employees of contractors.

     8.  RIGHT OF FIRST OFFER. Landlord hereby grants to Tenant the continuing
         --------------------
right of opportunity ("Right of Opportunity"), during the Extension Period of the Lease to lease the Surrendered Space as depicted on and described in Exhibit C attached hereto and made a part hereof (which is referred to hereinafter as the "Opportunity Premises"), subject to the terms and conditions hereinafter set forth.

   Prior to entering into the negotiation of any lease with any tenant prospect for any part or all of the Opportunity Premises (such portion which Landlord intends to lease to any such tenant prospect at any time being the "Offered Premises") during the Extension Period of the Lease, so long as Tenant shall not be in Default under this Lease, Landlord shall notify Tenant in writing of the business and economic terms (including, without limitation, the proposed term of the tenancy) upon which Landlord would be willing to lease the Offered Premises to such tenant prospect, and Tenant shall have the right for a period of ten (10) calendar days from and after the giving of such notice within which to notify Landlord that it will lease the Offered Premises on the terms and conditions as contained in Landlord's notice and other terms and conditions of the Lease not in conflict with the terms in the notice. Provided, however, during the period from January 1, 1996 through June 30, 1996, if Tenant shall exercise its Right of Opportunity to lease the Offered Premises, the Base Rent shall be at the then applicable rates for the applicable periods set forth in Paragraph 4 above per square foot of rentable area of such Offered Premises, and the Landlord's contribution toward the cost of tenant improvements in such Offered Premises will be an amount equal to Eleven and 82/100 Dollars ($11.82) per rentable square foot of Offered Premises for any Offered Premises leased in January 1996, and reduced by $.1970 each month thereafter through June, 1996, so that for space leased during February, 1996, the amount would be Eleven and 62/100 Dollars ($11.62), for space leased in March, 1996, the amount would be Eleven and 43/100 Dollars ($11.43) and so forth. If Tenant shall timely elect to lease the Offered Premises, then Landlord and Tenant shall proceed in good faith to finalize such lease of the Offered Premises. If Tenant elects to lease the Offered Premises, the Offered Premises shall be added to the Lease and become Premises by an amendment to the Lease and shall be governed by the terms and conditions of this Lease as modified or supplemented by the terms in the notice or the alternate rent and construction contribution provision, if applicable, as aforesaid. If Tenant fails to notify Landlord in writing that it will accept the Offered Premises within the prescribed ten (10) calendar day period, Tenant's right to lease such Offered Premises shall be terminated and Landlord may thereafter lease such Offered Premises to such other tenant prospect free of the rights of Tenant, except as provided in the next sentence. If Landlord elects to offer the Offered Premises to such tenant prospect on terms economically less favorable (from Landlord's perspective) by ten percent (10%), then Landlord shall again offer the Offered Premises to Tenant on such less favorable (from Landlord's perspective) economic terms in accordance with the provisions in this grammatical paragraph.

   Tenant may not elect to lease less than all of the Offered Premises described in any notice from Landlord to Tenant concerning the Right of Opportunity. In addition, Tenant's right to exercise the Right of Opportunity in any instance and the commencement of the term for any Offered Premises shall be conditioned upon satisfaction of the following terms and conditions: (a) at the time of the exercise of the Right of Opportunity this Lease shall be in full force and effect, and Tenant's right to possession of the Premises shall not have been terminated, and Tenant shall not be in Default hereunder, and, at Landlord's option, at the time the term of the lease for the related Offered Premises commences, the Lease shall be in full force and effect and Tenant's right to possession of the Premises shall not have been terminated, and Tenant shall not be in Default hereunder; (b) at the time of the exercise of the Right of Opportunity and, at Landlord's option, at the time the term of the lease for the related Offered Premises commences, the original Tenant named herein or an affiliate of Tenant as described in Section 42a of the Office Lease (a "Tenant Affiliate") shall be occupying all of the Rentable Area of the Premises, and such Tenant shall not have assigned the lease or sublet any portion of the Premises other than to a Tenant Affiliate, it being agreed that the Right of Opportunity granted hereby is personal to the named Tenant or a Tenant Affiliate; (c) the term of the lease for the Offered Premises shall commence on the date set forth in the opportunity notice given with respect to such Offered Premises; (d) in the event Landlord shall be unable to tender possession of any Offered Premises to Tenant upon the commencement of the term thereof, Landlord shall not be subject to any liability on account thereof and the failure to do so shall not affect the validity of the Lease or the obligations of Tenant under the Lease or the lease of the Offered Premises by Tenant, or be construed to extend the term as to such Offered Premises, or the Term of the remainder of the Premises, but Rent shall not commence with respect to such Offered Premises until Landlord tenders possession thereof to Tenant; and (e) Tenant shall accept possession from Landlord of all Offered Premises in their "as is" condition as of the date upon which the term of the lease for such Offered Premises commences unless specifically provided to the contrary in the pertinent opportunity notice.

     9.  WORKLETTER APPLICABLE TO MODIFIED PREMISES. Tenant acknowledges and
         ------------------------------------------
agrees that it is leasing the Modified Premises in "as is" condition except as provided in the Modified Premises Workletter attached hereto as Exhibit B and made a part hereof (the "Modified Premises Workletter"), and Landlord shall have no obligation to provide or pay for or reimburse Tenant for any improvements to the Modified Premises, except as provided in the Modified Premises Workletter. The Modified Premises shall be improved pursuant to and in accordance with the provisions of the Modified Premises Workletter.

     10. REAL ESTATE BROKERS. The parties agree that Stein & Company Investor
         -------------------
Services, Inc. and Julien J. Studley, Inc. are the only brokers with whom the parties have dealt in connection with this First Amendment and the modification of Premises and the extension of the Term of the Extension Period, and whose commissions, if any, shall be paid by Landlord pursuant to separate agreement, and each of the parties hereto agrees to indemnify and hold the other (and in the case of Landlord, its beneficiaries), and their affiliates and the respective partners, shareholders, directors, officers, agents and employees of each of the foregoing harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due any such broker or brokers or finders in connection with participating with the indemnifying party in effecting this First Amendment and the modification of Premises and the extension of the Term for the Extension Period in violation of the indemnifying party's representation above or otherwise claiming by, through or under such indemnifying party.

     11. SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST. Section 25 of the Office
         ---------------------------------------------
Lease is hereby amended by adding the following paragraph at the end of the
Section:

               Notwithstanding any of the foregoing, Tenant shall not be obligated to subordinate its interest in the Lease pursuant to any of the foregoing provisions to any new Mortgagee after the date hereof, unless such new Mortgagee requesting such subordination executes a non-disturbance agreement providing that if there is a foreclosure of such Mortgage and no Default then exists (a) such Mortgagee cannot make Tenant a party defendant to such foreclosure or termination nor in any other way foreclose Tenant from its rights, evict Tenant, disturb Tenant's possession under the Lease or terminate or disturb Tenant's leasehold estate or rights under the Lease, subject, however, to the terms of the Lease, and (b) the Lease shall continue as a direct lease between Mortgagee and Tenant (any such agreement or any agreement of similar import, from any Mortgagee being hereinafter called a "Non-Disturbance Agreement"), provided that such Non-Disturbance Agreement may contain such other terms and conditions as are contained in the customary form of non-disturbance agreement of any such Mortgagee (provided that such other terms and conditions and such customary form will not materially adversely change the rights and obligations of Tenant under the Lease), and Tenant may be required to execute such Non-Disturbance Agreement prior to its execution by the Mortgagee.

     12. ADDITIONAL AMENDMENTS OF OFFICE LEASE. The Office Lease is hereby
         -------------------------------------
amended in the following additional respects:

               (a) The third (3rd) grammatical paragraph of the subparagraph
               (I), Taxes, portion of the "Additional Rent Formula" appearing on page 6 of the Office Lease is hereby deleted in its entirety from the Lease, and is of no further force or effect.

               (b) Section 13 appearing on page 13 of the Office Lease is hereby modified by inserting the following after the word "Term" appearing in the first (1st) line thereof:

                    (provided, however, that so long as Tenant is not in Default under the terms of this Lease, including, without limitation, in the payment of any Rent, Tenant's vacation of the Premises shall not constitute an abandonment)

               (c) The clause "and (ii) to refrain form publicly advertising a rental rate less than that then-quoted by the Landlord for space within the Building or complex" appearing in the last sentence of
               Section 14 of the Office Lease is hereby deleted, and is of no further force or effect.

               (d) The words "and fee of 21%" appearing in the third (3rd) sentence of Section 42(b) on page 28 of the Office Lease are hereby deleted, and are of no further force or effect.

               (e) Sections 42(c), 42(d) and 42(e) of the Office lease are hereby deleted in their entirety and agreed to be of no further force or effect.

        13.   CANCELLATION OPTION. Tenant shall have the option (the
              -------------------
"Cancellation Option") to terminate the Lease for all of the Premises under the Lease effective as of December 31, 1998 (the "Tenant Termination Date"). Tenant may elect the Cancellation Option by giving written notice to Landlord (the "Termination Notice") given not later than December 31, 1997. In the event Tenant does not give its notice exercising the Cancellation Option prior to December 31, 1997, Tenant shall have no further right pursuant to the Cancellation Option to terminate the Lease. Once elected as provided herein, and subject to the other terms and conditions of this Paragraph and otherwise in the Lease, an election hereunder by Tenant shall be irrevocable. Additionally, the Cancellation Option is subject to he following terms, conditions and limitations:


              (a) (i) At the time of the exercise of the Cancellation Option the Lease shall be in full force and effect and Tenant's right to possession of the premises shall not have been terminated, and Tenant shall not be in Default, and (ii) at the time of the Tenant Termination Date the Lease shall be in full force and effect and Tenant's right to possession of the Premises shall not have been terminated, and Tenant shall not be in Default; provided, however, Landlord may at its option waive any of the conditions set forth in this subsection (a). Notwithstanding the foregoing, Tenant shall in any event have the right to effect the completion of the termination o the Lease by paying to Landlord all rent and other sums (including, without limitation, the Cancellation Fee) due and to become due (until the Tenant Termination Date) to Landlord and complying with all other material obligations of Tenant under the Lease through the later of the Tenant Termination Date and Tenant's vacation of the Premises and curing any default under the Lease.

              (b) Contemporaneously with the notice timely electing the Cancellation Option, Tenant shall pay a fee (the "Cancellation fee") equal to the sum of (I) all brokerage commissions, agreed to be in the amount of Froth-Nine Thousand Sixty-Six and 80/100 Dollars ($49,066.80), all tenant improvement allowances, agreed to be in the amount of One Hundred Twenty-Four Thousand Seven Hundred Thirty-Nine and 00/100 Dollars ($124,739.00) and all architectural allowances agreed to be in the amount of Five Thousand Two Hundred Seventy-Six and No/100 ($5,276.00), applicable to the Modified Premises and the Surrendered Space, that remain unamortized following the Tenant Termination Date were the same to be amortized on a straight line basis at an interest rate of ten percent (10%) per annum over the Extension Period, and (ii) an amount equal to the sum of the monthly installments of the Base Rent and Additional Rent as reasonably estimated by Landlord payable for each of the months of January through June, inclusive, 1999.

   If the Lease is terminated pursuant to this paragraph 13, the Term shall expire on the Tenant Termination Date as if such date had been set forth in the Lease as the expiration date of the Term, and Tenant shall vacate the Premises on or before the Tenant Termination Date in the manner and subject to all of the provisions and obligations required by the Lease. All obligations of Tenant and Landlord which accrue under the Lease on or before the later of the Tenant Termination Date and the date upon which Tenant shall surrender possession of the Premises shall survive such termination and neither the exercise of such right to terminate nor such termination shall affect Landlord's or Tenant's remedies on account of any default by Tenant or Landlord which may exist as of the date on which notice of exercise of such right is given or as of the Tenant Termination Date and is not cured (including, without limitation, any matter which, with the giving of notice or the passage of time, or both, would constitute a Default by Tenant under the Lease pursuant to Section 20 of the Office Lease).

     14. CONFIRMATION OF LEASE. Except as expressly modified by this First
         ---------------------
Amendment, all of the terms and provisions of the Office Lease shall remain unmodified, and the Lease is in full force and effect.

     15. EXCULPATORY PROVISIONS. This instrument is executed by American
         ----------------------
National Bank and Trust Company of Chicago, not personally but solely as Trustee under Trust No. 42978. All covenants and conditions to be performed hereunder by American National Bank and Trust Company of Chicago are undertaken by it solely as Trustee as aforesaid and not individually and no personal liability shall be asserted or be enforceable against American National Bank and Trust Company of Chicago, the beneficiaries thereof or their agents or representatives by reason of any of the covenants, statements, representations or warranties contained in this instrument. All of the further Exculpatory Provisions set forth in Section 44 of the Office Lease are incorporated by this reference into this Paragraph 15 as if fully set forth and are fully applicable to this First Amendment.




                     [THIS SPACE INTENTIONALLY LEFT BLANK;
                         SIGNATURES APPEAR ON PAGE 9.]

         IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the date and year first above written.


TENANT:                             LANDLORD:


TSI INTERNATIONAL SOFTWARE          AMERICAN NATIONAL BANK AND
LTD., a Delaware corporation        TRUST COMPANY OF CHICAGO, as
                                    Trustee under Trust Agreement dated
                                    June 20, 1978 and known as Trust No. 42978


By: /s/ Ira Gerard                  By: /s/ Peter Johansen
   ----------------------------        ------------------------------
   Its: V.P. Finance                   Its:
       ------------------------            --------------------------

                                   EXHIBIT A
                               MODIFIED PREMISES
                                  10,552 rsf

                           [GRAPHICS OF SUCH SPACE]

                                   EXHIBIT B
                         MODIFIED PREMISES WORKLETTER

         This is the modified Premises Workletter ("Workletter") referred to in the foregoing First Amendment by and between American National Bank and Trust Company of Chicago, as Trustee under Trust No. 42978 ("Landlord"), and TIS International, ltd. ("Tenant"). Capitalized or defined terms used herein shall have ht respective meanings assigned to them in the First Amendment or the Office Lease (as defined in the First Amendment), except as otherwise provided or defined herein.

         Landlord and Tenant agree as follows:

         1. WORK. At Tenant's sole cost and expense, except as provided
            ----
hereinafter, Landlord shall provide the material, hardware, equipment and labor used to demise and construct and install improvements to the Modified Premises as describe don the Plans (as hereinafter defined), such items had labor being herein referred to as the "Tenant Work". Landlord shall proceed diligently with the Tenant Work, subject to the provisions of this Workletter and the Lease.

         2. PLANS. Tenant agrees to cause an interior space planner acceptable
            -----
to Landlord (the "Interior Space Planner") and a consulting engineer designated by Landlord (the "Consulting Engineer") to deliver to Landlord architectural and engineering working drawings including (1) furniture plans showing details of space occupancy, (2) reflected ceiling plans, (3) partition and door location plans, (4) telephone and electrical plans noting any special lighting and power load requirements, (5) environmental design criteria and all security and communications information, (6) detail plans, (7) mechanical, dire protection and engineering plans, (8) finish plans and schedules and (9) plans and specifications relative to the demise of the Modified Premises and complete specifications for the Tenant Work to be performed in the Modified Premises which are acceptable to Tenant (the working drawings and specifications for the Tenant Work, as finally approved by Landlord as provided hereinafter, are referred to as the ":Plans"). The working drawings and specifications shall be submitted for Landlord's review and approval, and if Landlord does not approve such working drawings and specifications as the Plans, Landlord shall promptly advise Tenant generally of the changes required in such working drawings and specification so that they will meet Landlord's approval as the Plans for the Tenant Work. Tenant shall cause the Interior Space Planner and Consulting Engineer to deliver to Landlord revised architectural and engineering working drawings and specifications which are acceptable to Landlord as Plans and are in form and condition suitable to be released and issued for construction. Landlord shall not arbitrarily refuse to approve Tenant's Plans or arbitrarily request modifications or revisions thereto, but Tenant acknowledges that, in addition to other factors which might justify Landlord's request for modifications and revisions, Landlord shall have the right to request modifications and revisions in the event that Tenant's Plans adversely affect mechanical, electrical, plumbing, HVAC or other system sin the Building, violate any applicable governmental law, regulation or ordinance, impair the structural integrity, exterior appearance or safety of the Building or the shell and core work, or are not consistent with the first-class nature of the Building.

         3. APPROVAL OF COST ESTIMATE. Following Landlord's approval of the
            -------------------------
Plans, Landlord shall obtain and submit to Tenant estimates of the cost of the Tenant Work from not less than three (3) qualified bidders. Tenant shall approve or disapprove (in whole or in part) an estimate and give Landlord a notice to proceed with the construction based upon the approved Plans and cost estimate. If Tenant shall disapprove the cost estimate, Tenant shall have the right to modify the Plans Subject tot landlord's approval as provided above) in order to modify the cost of the Tenant Work. Following any modifications to the Plans, Landlord shall submit to Tenant a revised cost estimate for Tenant's approval. Landlord shall not commence performance of the Tenant Work until Tenant approves an estimate of the cost thereof and gives Landlord a notice to proceed.

         In the event that the cost of the Tenant Work contained in the approved cost estimate exceeds Landlord's Contribution to Landlord, for deposit in Landlord's trust account for payment for the Tenant Work as the Tenant Work progresses, upon approval of the cost estimate. In the event the cost of the Tenant Work thereafter exceeds or further exceeds Landlord's Contribution, tenant shall pay the deficiency form time to time within five (5) days after receipt of a statement therefor from Landlord. If Tenant shall fail to so pay any such amount to Landlord, Landlord may defer commencement of construction or suspend construction and all delay and cost arising from the same shall be considered delay by Tenant and Tenant shall be responsible for all costs thereof.

         4. FEES/COST OF TENANT WORK. The fees of the Interior Space Planner and
            ------------------------
the Consulting Engineer in connection with the Plans and construction administration, including the cost of any and all revisions to the Plans required to complete the Tenant Work shall also include the direct costs thereof, plus general conditions (including rubbish removal, hoisting, permits, field supervision and the like), plus the contractor's charges for overhead and fees, together with the sum of Twenty-Six Thousand Three Hundred Eighty and No/100 dollars ($26,380) (which is equal to $2.50 multiplied by the Rentable Area of the Modified Premises) to Stein & Company or an affiliate thereof as Landlord shall designate as a fee for its overhead and administrative expenses in connection with the Tenant Work.

         5. LANDLORD'S CONTRIBUTION. Landlord shall contribute up to the sum of
            -----------------------
One Hundred Thirty-One Thousand Seven Hundred Ninety-Four and 48/100 Dollars ($131,794.48), which is the product of Twelve and 49/100 Dollars ($12.49) multiplied by the Rentable Area of the Modified Premises ("Landlord's Contribution"). The Landlord's Contribution shall first be applied toward the costs associated with demise of Modified Premises (the "cost of Demising). Upon full payment of the Cost of Demising, the remaining Landlord's Contribution, to the extent thereof, shall be applied toward the remaining cost of construction of the Tenant Work, including all fees as described in Paragraph 4 hereinabove. If the entire Landlord's Contribution shall not be required for completion of the Tenant Work, Tenant shall be entitled to apply up to forty-two Thousand Two Hundred Eight and No/100 Dollars ($42,208.00) (which is equal to Four and No/100 Dollars ($4.00) per rentable square foot of the Modified Premises) of any excess Landlord's Contribution after payment of all costs of the Tenant Work (including, without limitation, all Costs of Demising) and all fees as above provided as a setoff against Base Rent next coming due under the Lease. Any portion of the Landlord's Contribution which shall not be utilized for construction of the Tenant Work which is in excess of $4.00 per rentable square foot of the Modified premises shall not be applied against Base Rent as aforesaid or in any other way be paid to or for the benefit of or be made available to Tenant.

         6.  MISCELLANEOUS.
             -------------

         (a) The Tenant Work shall be done by Landlord, or its designees, contractors or subcontractors, in accordance with the terms, conditions and provisions herein contained.

         (b) Except as herein or in the Lease expressly set forth, Landlord has no agreement with Tenant and has no obligation to do any other work with respect to the Modified premises. Any additional work or alterations to the Modified Premises desired by Tenant after the Effective Date of the Extension Period shall be subject to the provisions of Section 11 of the Office Lease.

         (c) Time is of the essence under this Workletter.

         (d) Any person signing this Workletter on behalf of Landlord or Tenant warrant s and represents he has authority to do so.

         (e) This Workletter shall not be deemed applicable to any additional office space added to the Modified Premises at any time or form time to time, whether by any options or rights under the Lease or otherwise, or to any portion of the Modified Premises or any additions thereto in the event of a further renewal or extension of the Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

         (f) With respect to any amounts owed by Tenant hereunder and not paid when due to Tenant's failure to perform its obligations hereunder, Landlord shall have all of the rights and remedies granted to Landlord under the Lease for nonpayment by Tenant of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder.

         (g) Neither Landlord nor Stein & company or any affiliate thereof shall have any responsibility for construction means, methods or techniques or safety precautions in connection with the Tenant Work, or for the accuracy or completeness of the Plans or any design error therein or any costs attributable to any lack of adequacy of or nay design error in the Plans.

         7.  EXCULPATORY CLAUSE. This instrument is executed by American
             ------------------
National Bank and Trust Company of Chicago, not personally but solely as Trustee under Trust No. 42978. All the convenants and conditions to be performed hereunder by American National Bank and Trust Company of Chicago are undertaken by it solely as Trustee, as aforesaid, and not individually, and no personal liability shall be asserted or be enforceable against American National bank and Trust Company of Chicago, the beneficiaries thereof nor any of their respective partners, shareholders, directors, officers, agents or employees by reason of any of the covenants, statements, representations or warranties contained in this instrument. All of the further exculpatory provisions of Section 44 of the Office Lease are incorporated herein as if fully set forth herein and are fully applicable to this Workletter as if fully set forth.

         IN WITNESS WHEREOF, the parties hereto have executed this Workletter as of the date and year on which the lease was executed and was executed contemporaneously therewith.

                                     LANDLORD:

                                     AMERICAN  NATIONAL BANK AND TRUST
                                     COMPANY OF CHICAGO, not personally but as Trustee as aforesaid

                                     By: /S/ Ira Gerard
                                        ----------------------------------
                                        Its: VP, Finance
                                            ------------------------------

                                     TENANT:

                                     TSI INTERNATIONAL SOFTWARE LTD. a(n)
                                     ________________ corporation

                                     By: /s/ Peter Johansen
                                        ----------------------------------
                                        Its:
                                            ------------------------------




ATTEST:
 /s/ Ann Curry
-----------------------------

                                   EXHIBIT C

                               SURRENDERED SPACE
                                   1,543 rsf

                           [GRAPHICS OF SUCH SPACE]

--------------------------------------------------------------------------------


BANNOCKBURN LAKE OFFICE PLAZA


--------------------------------------------------------------------------------

OFFICE LEASE




                        TSI INTERNATIONAL SOFTWARE LTD.

                                 ------------

                             OFFICE BUILDING LEASE

                                 ------------

                                  BUILDING B
                               2345 WAUKEGAN ROAD
                           BANNOCKBURN, ILLINOIS 60015

                                 ------------

                             OFFICE BUILDING LEASE
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

SECTION
NUMBER                          SECTION CAPTION                             PAGE

                                  SUMMARY OF
                            BASIC LEASE PROVISIONS
ITEM

A.       BUILDING AND ADDRESS
         Building B
         Bannockburn Lake Office Plaza
         2345 Waukegan Road
         Bannockburn, Illinois 60015

B.       LANDLORD AND CURRENT ADDRESS
         Landlord:
         American National Bank and Trust Company of Chicago, not individually but solely as Trustee under Trust No. 42978
         In Care of Landlord's Beneficiary:
                  Bannockburn Lake Office Plaza
                      Limited Partnership II
                  2201 Waukegan Road, Suite E-250
                  Bannockburn, Illinois 60015

C.       TENANT AND CURRENT ADDRESS:
                  TSI International Software Ltd.
                  2345 Waukegan Road
                  Bannockburn, Illinois  60015

D.       DATE OF LEASE                                  February 5, 1994

E.       LEASE TERM                         Twenty (20) months

F.       COMMENCEMENT OF DATE OF TERM:      May 1, 1994

G.       EXPIRATION DATE OF TERM            December 31, 1995

H.1      INITIAL BASE RENT (Triple-Net):

         (i) Annualized:                    One Hundred Forty-Five Thousand
                                            One Hundred Forty and
                                            00/100 Dollars      ($145,140.00)

         (ii) Monthly                       Twelve Thousand Ninety-Five
                                            and no/100 Dollars  ($12,095.00)

H.2   INITIAL OPERATING EXPENSES
      AND TAXES:
      (As Estimated for the calendar year 1994 only at $7.00 RSF and $1.23 RSF, respectively, and subject to adjustment pursuant to the provisions of Section 6 hereinafter):

      (i) Annualized:             Ninety-Nine Thousand Five Hundred Forty-One
                                  and 92/100 Dollars        ($99,541.92)

      (ii) Monthly                Eight Thousand Two Hundred Ninety-Five
                                  and 16/100 Dollars        ($8,295.16)


ITEM

I.    RENTABLE AREA OF THE PREMISES:       12,095 Square Feet

J.    RENTABLE AREA OF THE BUILDING        105,720 Square Feet

K.    TENANT'S PROPORTION OF THE BUILDING  Eleven and 4,406/10,000 Percent
                                           (11.4406%)

L.    AMOUNT OF SECURITY DEPOSIT:          Security deposit waived by Landlord

M.    FLOOR, WING AND SUITE:               First Floor, East Wing, Known as
                                           Suite # E-100

N.    NAME(s) OF BROKER(s):                For Tenant:
                                            None
                                           For Landlord:
                                            Park Brokerage Group Limited

Bannockburn Lake Office Plaza

OFFICE LEASE





                        TSI INTERNATIONAL SOFTWARE LTD.

                             OFFICE BUILDING LEASE

                                  BUILDING B

                              2345 WAUKEGAN ROAD

                          BANNOCKBURN, ILLINOIS 60015

                         Bannockburn Lake Office Plaza

                             OFFICE BUILDING LEASE

                                  BUILDING B
                              2345 Waukegan Road
                          Bannockburn, Illinois 60015



         THIS OFFICE BUILDING LEASE is entered into, upon or as of the day and year set forth on preceding page iii, Item D, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association, not individually but solely as Trustee under Trust Agreement dated June 1, 1978 and known as Trust No. 42978 ("Landlord") and the tenant the name of which is set forth as Item C on preceding page iii ("Tenant").

                                  WITNESSETH:

THE DEMISE:

         Landlord does hereby to Tenant and Tenant hereby leases from Landlord those certain premises (the "Premises"), said Premises containing approximately the number of rentable square feet set forth in Item I and as designated in Item M as depicted on the Plan of Premises attached hereto as Exhibit A and made a part hereof, which Premises are situated in that certain building, Building B (the "Building"), commonly known as 2345 Waukegan Road, Village of Bannockburn, Illinois, and located on the property (the "Property") which is legally described on Exhibit B attached and made a part hereof.

         Such lease is upon and subject to the terms, covenant sand conditions herein asset fort and Tenant covenants as material part of the consideration of this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. Notwithstanding the date set forth of the commencement of the Term, the provisions of this Lease shall apply from the date hereof.

1.       PURPOSE.

         The Premises are to be used for general office purpose and uses incidental thereto and for no other purpose without the prior written consent of Landlord.

2.       TERM.

         The term of this Lease shall be for the period set forth as Item E, commencing and expiring on the dates set forth as Items F and G, respectively (the "Term"), or unless sooner terminated as provided in this Lease.

3.       INTENTIONALLY DELETED.

4.       BASE RENT.

         The Initial Base Rent for the Premises during such portion of the Term as false within calendar year 1994 shall be at the annualized "triple-net" rate set forth as Item H.1(i) payable in monthly installments of the amount set forth in Item H.1(ii) and shall be paid in advance on or before the first day of the first full calendar month of 1994 and a like sum on or before the first day of each and every successive calendar month thereafter during 1994, and such Base Rent shall be payable together with Additional Rent, other rent, and all other amounts provided herein due to Landlord from time to time, upon or prior to such dates.

         The Base Rent for the Premises during the calendar yea 1995 shall be annualized "triple-net" rate of $12.30 RSF, amounting to One Hundred Forty-Eight Thousand Seven Hundred Sixty-Eighty and 56/100 Dollars ($148,768.56) annually and Twelve Thousand Three Hundred Ninety-Seven and 38/100 Dollars ($12,397.38) monthly. In addition, Operating Expenses and Taxes, and all other charges due and payable under the Lease, shall be paid be paid by Tenant to Landlord in accordance with the terms of the Lease. Such Operating Expenses and Taxes for 1995 will be estimated on or before March 1, 1995.

         In the event that Tenant shall validly exercise its option to extend the Term by Option A (as that Option A set forth in Section 42 (c) hereinbelow), the "triple-net" Base Rent during such extended term of eighteen (18) months shall be the following annual rates and annual and monthly amounts:

  Term                                       Rate              Annual Amount            Monthly Amount
  ----                                       ----              -------------            --------------
January 1, 1996 - December 31, 1996        $12.60 RSF           $152,397.00               $12,699.75

January 1, 1997 - June 30, 1997            $12.90 RSF           $165,025.56               $13,002.13

         During the Term, or if extended by the exercise of Option A pursuant to
Section 2 (c), no increase in the Consumer Price Index shall affect or increase Base Rent.

         In the event that Tenant shall validly exercise its option to extend the Term by Option B (as that Option B is set forth in Section 42 (d) hereinbelow), the "triple-net" Base Rent during such term of five (5) years shall beat the rate computed by application of the formula set forth in said
Section 42 (d) and increases in the Consumer price Index will have an annual affect upon Base Rent commencing with January 1, 1997 and January 1st of the Subsequent years to the calendar year 1997.

         The Base Rent, Additional Rent, other rent and all other amounts provided herein as may be due to Landlord from time to time shall be paid to Landlord's Beneficiary, without deduction or offset, in lawful money of the United States of America a the designated office of Landlord in the Building or, if none, then to Bannockburn Lake Office Plaza Limited Partnership II, Suite
E-

250, 2201 Waukegan Road, Bannockburn, Illinois 60015, or at such the agent or at such other place as Landlord may from time to time designate in writing.

         Any rent (whether Base Rent, Additional Rent or other rent or other amount provided herein as may be due to Landlord [collectively sometimes referred to as "rent"]) or other amount due from Tenant to Landlord under this Lease which is not paid promptly when due shall, at Landlord's mortgagee's option, either (i) bear interest from the date due until the date paid at the Default Rate as specified in Landlord's mortgagee's Substitute (Mortgage) Not dated September 1, 1983 or (ii) be subject to a five percent (5%) late charge ("Late Charge") upon the total of Base Rent and Additional Rent due also as specified in the aforesaid Substitute (Mortgage) Note. Partial payment of monthly rent shall be construed to be first applied on account of Operating Express and Taxes and, thereafter, toward Base Rent and other Additional Rent. The Late Charge shall apply if Tenant has failed to pay such rent or other amount in a timely manner for any two (2) months within a calendar year during the term hereof and if Landlord's mortgagee does, in fact, impose the full five percent (5%) Late Charge or a lesser sum for such month in which Tenant shall not have paid rent on or before the first day of the month. In such event, then all of Tenant's late payments shall likewise be subject to a Late Charge in a like percentage or proportionate sharing less any interest as shall have been paid by Tenant pursuant to (I) above for such months. The payment, however, of such interest or Late Charge shall not excuse or cure any default by Tenant under this Lease. The covenants herein to pay rent (whether Base Rent, Additional Rent or other rent) and other amounts which may become due hereunder shall be independent of any other covenant set forth in this Lease.

5.       ADDITIONAL RENT ADJUSTMENT FORMULA (AND DEFINITIONS).

         To the amount of Base Rent as is set forth in Section 4 above shall be added such additional amounts as are hereinafter set forth in its Section 5 and in Section 6.

         For the purpose of Section 5 and 6, the following words and phrases shall have the following meanings:

DEFINITIONS

         "Adjustment Date" shall mean January 1 following the commencement date of the Term and each January 1 thereafter falling within the Term.

         "Base Year" shall mean January 1 following the commencement date of the Term and each January 1 thereafter falling within the Term.

         "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers, City of Chicago, Illinois area (Base Year 1967 = 100) published by the United States Department of Labor, Bureau of Labor Statistics. If the manner in which such Consumer Price Index as determined by the Bureau of Labor Statistics shall be substantially revised an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised. If the 1982-84 average shall no longer be used as an index of 100, such change shall constitute a substantial revision. If the Consumer Price Index shall become unavailable to the public because publication thereof is discontinued or is otherwise unavailable, Landlord shall substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication or authority.

         "Operating Expenses" shall mean all costs, expenses and disbursements of every kind and nature whatsoever which Landlord shall pay or become obligated to pay in connection with the management, operation, maintenance, replacement and repair of the Building, the Property and of the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in connection with the Building or the Property (all of such elements hereinafter referred to as the "Project"), including, but not limited to, utility expenses (excluding Tenant's outlet usage and Tenant's Premises lighting contracted for or meter and to be paid for directly by Tenant); telephone; water; fuel; heating; air conditioning, window cleaning; janitorial service; security; traffic control; insurance (including but not limited to, fire, extended coverage, liability, workmen's compensation, elevator, or any other insurance reasonably required and carried in good faith by the Landlord and applicable to the Project); painting; uniforms; management fees (but not in excess of four and one-half percent (4.5%) of gross revenues of the Building); supplies; sundries; sales or use taxes on suppliers or services; cost of wages and salaries of all persons engaged in the operations, maintenance and repair of the Project, so-called fringe benefits, including social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, and any other cost or expense which the Landlord pays or incurs to provide benefits for employees so engaged in the operation, maintenance and repair of the Project; the charges of any independent contractor who, under contract with the Landlord or its representatives, does any of the work of operating, maintaining or repairing of the Project; legal, accounting and data processing expenses, including, but not limited to, such expenses as relate to seeking or obtaining reductions in and refunds of real estate taxes, or any other expense or charge, whether or not hereinbefore mentioned, which, in accordance with generally accepted accounting principles, would be considered as an expense of maintaining, operating or repairing the Project; and current amortization of such capital improvements and service warranty extensions as are reasonably necessary for the operation and maintenance of the project. Operating Expenses shall exclude, without limitation, all the following: (i) the cost of any structural repairs or modifications or of any capital expenditures or capital improvements (with the exception of the reasonable amortization, amortized without interest over the estimated useful life of such improvement, of the cost of any capital improvement to the Building, to the extent that such improvement may reasonably be expected to reduce or limit increases in, or substitute for, Operating Expenses incurred during the Lease Term, in an amortized amount during any year not to exceed one and one-half the actual cost savings or actual reduction in Operating Expenses during any such year); (ii) expenses for repairs arising from any latent defect in the Building or Building equipment or expenses for repairs for damage caused by any insurable casualty, which expenses are reimbursed by insurance carried by Landlord, or would be reimbursed by insurance required to be carried by Landlord pursuant to this Lease; provided, however, deductible sums as shall be required to be paid I the event of a loss shall be considered operating Expenses if and when paid or incurred by Landlord; (iii) expenses to renovate space for new tenants or space vacated by any tenant, such as for painting, renovating, redecorating, or similar expenses; (iv) expenses incurred in leasing or procuring new tenants, including, without limitation, lease commissions paid to agents of Landlord or other brokers, or advertising expenses; (v) interest or principal payments on any mortgages; lease payments for any prime, underlying, or ground lease; or depreciation of the Building; (vi) legal fees or expenses or arbitration costs incurred in enforcing the terms of any lease or resolving disputes between Landlord and any tenant of the Building as to the interpretation or administration of any lease; provided, however, this provision shall not be construed to limit the Tenant's liability therefor pursuant to
Section 32 or as may be specifically provided elsewhere in this Lease; (vii) wages, salaries or other compensation paid to any employees above the grade of "building manager", or "property manager" (i.e., the person who is the highest level managerial employee who has the responsibility of the day-to-day management decisions for the Building); provided, however, this provision shall not be construed to preclude management fees as are provided for hereinabove;
(viii) costs of utilities or services payable by or charged to any tenant; (ix) any cost or expense incurred by Landlord for performing work or services for any other tenant under a lease with such tenant which Landlord does not perform to any degree for Tenant under this Lease; and (x) any cost or expense of any nature whatsoever which Landlord incurs in connection with the operation of the Building which is specifically reimbursed to the Landlord from any source, charged directly to the tenant on whose behalf it is incurred (whether or not the same is finally paid), or for which Landlord is otherwise compensated, or recoups, by way of setoff, reduction of recovery allowed, or otherwise.

         "Per Square Foot Operating Expenses" shall mean the amount of Operating Expenses for any calendar year divided by 105,720 square feet (the Rentable Area of the Building).

         "Per Square Foot Taxes" shall mean the accrued amount of Taxes for which payment will be due for any calendar year divided by 105,720 square feet (the Rentable Area of the Building), whether or not such payment shall actually be paid during such year.

         "Taxes" shall mean any and all federal, state, county, local municipality, or other political subdivision, authority, agency or taxing body taxes, assessments and charges of every kind or nature whatsoever, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay during a calendar year because of or in connection with the ownership, leasing, management, control or operation of the Building and the Property and of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith including, without limitation, real estate taxes, personal property taxes, sewer rents, water rents, special assessments, transit or transit district taxes or assessments, any tax or excise on rent or any other tax, however described, on account of rental received for use and occupancy of any or all of the Building and the Property, and including any rental or similar taxes levied in lieu of, or in addition to, general real and/or personal property taxes. If a change occurs in the method of taxation during the Term which change shall result in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes, above defined, such substituted taxes or assessments shall be included in the Taxes. For purposes hereof, if taxes are accessed or become a lien during one year, but are due for payment or paid in a subsequent year, such taxes shall constitute Taxes hereunder only during the year in which they were assessed or became a lien; provided however, that to the extent that a then-current year's reserve or escrow has under or over-estimated the then-current year's taxes, the net adjustment, either additional or credit, may constitute Taxes or a credit to Taxes, respectively, in the year following the then-current year. It is understood the real estate tax is escrowed each month in an amount equal to one-twelfth of the estimated tax for the then-current calendar year so that, by December 31st of each year, an amount is reserved approximately equal to the total tax for the then-current year, although not payable until the calendar year subsequent to the then-current year. The sum of all such monthly reserved amounts shall be considered as a part of Taxes for each then-current calendar year. There shall be included in Taxes for any year the amount of all fees, costs and expenses, including attorneys' fees, paid by the Landlord during, or relative to, such year as pertain to seeking or obtaining reductions in or refunds of real estate taxes. Taxes in any year shall be reduced by the net amount of any related tax refund received by Landlord during such year. If a special assessment which is payable in assessment and any interest payable or paid during such year. "Taxes" shall exclude, without limitation, all the following: (i) any income, franchise, payroll, excise, corporate, estate, inheritance, capital stock or transfer tax levied on Landlord (to the extent that it is not a substitute in whole or in part for real estate taxes); (ii) any water charges, sewer rents, or similar charges in the nature of payments for utilities, however denominated, to the extent, and if, the same are included in Operating Expenses; (iii) any special assessments for public improvements not generally applicable throughout a material portion of the complex in which the Building is located; and (iv) any late payment penalties or late payment interest charges.

         "Rentable Area of the Premises" shall refer to the Tenant's Premises and shall mean the number of square feet set forth in Item I and as a percentage of the Rentable Area of the Building shall be equal to Item K, Tenant's Proportion of the Building.

         "Rentable Area of the Building" shall mean the sum of the aggregate Rentable Area of the Premises of all tenants within the Building, which is 105,720 square feet.

         "Subsequent Year" shall mean any calendar year during the Term of this Lease after the calendar year during which the commencement date of the Term of this Lease occurs.

ADDITIONAL RENT FORMULA

         (i)   Taxes.

         The Tenant shall pay to the Landlord, as Additional Rent, the amount of Taxes as defined in this Section ("Taxes") equal to that proportion as the Rentable Area of the Premises bears to the Rentable Area of the Building (such proportion hereinafter being called "Tenant's Proportion") for the Base Year and each Subsequent Year. The amount of Taxes, attributable to the Base Year and to Subsequent years, shall be the amount accrued during any such year, even though the payment date for such taxes may be in a different year or years. Such sum shall be paid in such monthly installments as shall be reasonably estimated by Landlord.

         If the tax year for real estate taxes shall be changed by the applicable governmental authority and shall result in the payment by the Landlord in one calendar year of taxes which relate to more than one calendar year, then, notwithstanding anything to the contrary contained in this Lease, for purposes of determining the Taxes for such calendar year, such amount of Taxes paid shall be adjusted to an amount which is equivalent to a one-year payment of Taxes.

         In the event that Property is not assessed as fully improved for the Base Year, then, for the purposes of Sections 5 and 6 of this Lease the Real Estate Taxes payable in such year shall be borne by the tenants based upon the assessment of the Property in the following manner: As to the land portion of the assessment, Tenant shall pay Tenant's Proportion thereof. As to the building improvement portion of the assessment, Tenant shall pay Tenant's Proportion unless it shall be shown that the Assessor limited its assessment to only the Premise of Tenant or to a lesser area than the Rentable Area of the Building, in which event Tenant shall pay its equitable share based upon the composition assessment.

         (ii)  Operating Expenses.

         The Tenant shall pay to the Landlord, as Additional Rent, Tenant's Proportion of the amount of Operating Expense for the Base Year and each Subsequent Year, and such sum shall be paid in such monthly installments as shall be reasonably estimated by the Landlord.

         If any Project Operating Expense, although paid in one year, relates to more than one calendar year, at the option of Landlord such Operating Expense may be proportionately allocated among such related calendar years.

         In the event that, during all or any portion for the Base Year or any Subsequent year, the Building is not fully rented and occupied, Landlord shall make an appropriate adjustment of Operating Expense for such year, employing sound accounting and management principles, to determine the Operating Expenses that would have been paid or incurred by Tenant had the Building been fully rented and occupied and the amount so determined shall be deemed to have been the Operating Expenses for such year.

         (iii) Cost of Living Increase.

               (Applicable only if Option B, Section 42 (d) is exercised by Tenant).

         In the event that the Consumer Last Index at January 1st for any Subsequent year shall be greater than the Consumer Price Index at January 1st of the Base year, Tenant shall pay to the Landlord, as Additional Rent, an amount equal to thirty-three and one-third percent (33-1/3%) of the percentage of increase by which the Consumer Price Index at January 1st of such Subsequent year exceeds the Consumer Price Index at January 1st of the Base Year (said product shall be referred to herein as the "Cost of Living Increase") and then multiplied by the aggregate amount of the Base Rent and Additional Rent for the prior calendar year as finally adjusted.

         (iv)  Triple Net Lease.

         Notwithstanding any provisions of this Lease which may appear to be in conflict herewith, the parties acknowledge and agree that this Lease is intended to be what is commonly known in the real estate industry as a "triple net" or "net-net-net" lease; that is, in addition to Base Rent, Tenant is obligated to pay Landlord, as Additional Rent, Tenant's Proportion of Operating Expenses and Taxes, as defined.

6.       ADDITIONAL RENT ADJUSTMENT PAYMENT.

         Effective as of each Adjustment Date, and at the time for the payment of each monthly installment of Base Rent thereafter until the next Adjustment Date, Tenant shall pay, as Additional rent, an amount equal to 1/12 of the product of (a) the Rentable Area of the Premises, as specified above, multiplied by (b) the sum of: (1) the amount of the estimated Per Square Foot Operating Expenses for the Subsequent Year in which such Adjustment Date falls, plus (2) the amount of the estimated Per Square Foot Taxes for the Subsequent Year in which such Adjustment Date falls, plus (3) an amount equal to the product of : thirty-three and one-third percent (33-1/3%) of the percentage increase, if any, in the Consumer Price Index for the month of the Adjustment Date over the Consumer Price Index for January of the Base Year, multiplied by the annual rate of monthly Base Rent and Additional Rent for the prior calendar year as finally adjusted divided by the Rentable Area of the Premises.

         For purposes of calculating Taxes, Operating Expenses and the Consumer Price Index for any Subsequent Year, as provided in the preceding paragraph, Landlord ;may make reasonable estimates, forecasts or projections (hereinafter the "Projections") of Taxes, Operating Expenses and changes in the Consumer Price Index for such Subsequent Year. On or about March 1st following each adjustment Date, Landlord shall deliver to Tenant a written statement (i) setting forth the Projections of Operating Expenses, Taxes and changes in the Consumer Price Index for the Subsequent Year in which such Adjustment Date falls, and (ii) providing a calculation of the Additional Rent which became effective retroactive to, and as of, said Adjustment Date and until the next Adjustment Date; provided, however, that the failure of Landlord to provide any such statement shall not relieve Tenant from its obligation to continue to pay monthly Base Rent and Additional Rent at the rate then in effect under this Lease, and when Tenant receives such statement from Landlord, Tenant shall pay Additional Rent reflected thereby effective retroactively to the related Adjustment Date.

         On or about March 1st following the end of each Subsequent Year, or at such later time as Landlord shall be able to determine the actual amounts of Taxes, Operating Expenses and the Consumer Price Index for the Subsequent Year last ended, Landlord shall notify Tenant in writing of such actual amounts. If such actual amounts exceed the Projections for such Adjustment Year, then Tenant shall, within thirty (30) days after the date of such written notice from Landlord, pay to Landlord the amount of excess of the Additional Rent payable for the Subsequent Year last ended based upon the actual Taxes, Operating Expenses and the Consumer Price Index for such year over the total Additional Rent paid by Tenant on account based on the Projections during and for such Subsequent Year last ended. The obligation to make such payment shall survive the expiration or earlier termination of the Lease. If the Additional Rent paid by Tenant during such Subsequent Year based upon the Projections exceeds the amount payable for such year based upon the actual Taxes, Operating Expenses and the Consumer Price Index for such Subsequent Year, then Landlord shall credit such excess to installments of Additional Rent which shall become payable after the date of Landlord's notice until such excess has been exhausted or, if this Lease shall expire or terminate prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Additional Rent within thirty (30) days after expiration or termination. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section unless not credited as aforesaid or paid to Tenant within thirty (30) days after expiration or termination.

         The annual determination and statement of Taxes, Operating Expenses and the Consumer Price Index shall be prepared in accordance with the income tax basis of accounting and otherwise in accordance with generally accepted accounting principles. Tenant shall have the right, at its sole cost and expense, to inspect Landlord's accounting records relative to Taxes, Operating Expenses and the Consumer Price Index at Landlord's accounting office during normal business hours upon reasonable notice at any time within sixty (60) days following the furnishing by Landlord to Tenant of such statement. Unless Tenant shall take written exception to any item within such sixty (60) day period, such statement shall be considered as final and accepted and conclusive upon the Tenant. If Tenant makes a timely written exception, a certification as to the proper amount of Additional Rent shall be made by an accounting firm selected by Tenant from the twenty-five largest independent certified public accounting firms in Chicago, as designated in the last available Crain's Chicago Business Annual Survey of Accounting Firms, provided same has not performed work for Tenant or its affiliates for the three (3) years immediately preceding the date of the exception notice, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's presentation or determination of the aggregate amount of the Taxes, Operating Expenses and the Consumer Price Index for the year was in error by more than three percent (3%).

         In the event of the termination of this Lease by expiration of the Term or for any other cause or reason whatsoever prior to the determination of the rental adjustment as hereinabove set forth, Tenant's agreement to pay Base Rent, Additional Rent, other rent and all other sum or sums due or which may become due to Landlord up to the time of and upon or pursuant to the expiration or termination of this Lease, shall survive the expiration or termination of this Lease and the Tenant shall pay amounts due to Landlord promptly upon demand. Insofar as the annual determination and statement of Taxes is concerned, Landlord agrees to make such additional accounting or adjustment as is necessary following the expiration of the Lease Term, based upon the actual tax bills received by Landlord after such date of Lease expiration inasmuch as such bills are likely to be received after the accounting date and procedure set forth in
Section 6.

         Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be entitled to any payment or credit against Base Rent in the event that the Consumer Price Index shall decrease from its January 1, 1989 level.

7.       HOLDING OVER.

         Should Tenant hold over after the termination of this Lease, by lapse of time or otherwise, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease, provided, however, during such holding over, Tenant shall pay monthly Base Rent and Additional Rent (pursuant to Sections 5 and 6, or as estimated by Landlord) at 150% of the rate payable for the month immediately preceding said holding over and, in addition, Tenant shall pay to Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over, unless Landlord has consented in writing to the hold-over. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right pursuant to this Lease.

8.       BUILDING SERVICES.

         Landlord shall furnish to Premises during reasonable hours (9:00 A.M. to 6:00 P.M. on Mondays through Friday and 8:00 A.M. to 1:00 P.M. on Saturdays) of generally recognized business days as reasonably determined by Landlord, and subject to the rules and regulations of the Building, heat and air conditioning required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises and passenger elevator and, subject to scheduling by Landlord, freight service. Landlord shall also furnish cleaning and janitorial maintenance services, substantially in accordance with Exhibit D, in and about the Premises and Building (Saturdays, Sundays and holidays excepted). Elevator service shall mean service by existing non-attended automatic elevators. Subject to reasonable advance notice, Landlord shall also furnish heating and air conditioning at such other times as are not provided for herein provided Tenant pays the charge of Landlord to furnish such additional heating or air conditioning. Landlord shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building at all required times. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reasons of Landlord's failure to furnish any of the foregoing, nor shall such failure constitute an eviction, whether such failure is caused by accident, breakage, repairs, energy shortages or restrictions, strikes, lockouts or other labor disturbances or labor disputes of any character, riots, civil disturbance or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of or injury or other loss or damage, direct or indirect, regardless of type and however occurring through, or in connection with or incidental to, failure to furnish any of the foregoing unless such failure was caused by Landlord's negligence.

         Whenever heat generating machines or equipment , including but not limited to, word processing, photoreproduction, computer and telephone equipment, are selected by Tenant for us in the Premises and such machinery or equipment adversely affects the seasonal temperature otherwise maintained by the air conditioning system, Landlord reserves the right at its election to either
(i) install supplementary air conditioning units in the Premises and the cost thereof including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord, or (ii) charge Tenant for the additional costs for air conditioning which are being incurred as a result of Tenant's usage (and would otherwise be borne by the other tenants or Landlord as excessive operating expenses) as reasonably determined from time to time by Landlord and its engineer or other energy consultant.

         Cold and hot water in common with other tenants for drinking, lavatory and toilet purposes from regular Building supply drawn through fixtures installed by the Landlord in common areas and drawn through fixtures installed in the Premises, shall be supplied by Landlord. Tenant shall pay to Landlord as an additional charge at rates based on Landlord's cost for water furnished for any private or other purpose including, but not limited to, fixtures or machinery within the Premises which utilizes water, or for bath or shower facilities. The Tenant shall not waste or permit the waste of water. If the Tenant fail to pay within twenty (20) days the Landlord's proper charges for such special uses of water by Tenant, the Landlord, upon a notice of not less than ten (10) days, may, in addition to any other remedy provided in this Lease, discontinue furnishing that special service and no such discontinuance shall be deemed an eviction or disturbance furnishing that special service and no such discontinuance shall be deemed an eviction or disturbance furnishing that special service and no such discontinuance shall be deemed an eviction or disturbance of the use by Tenant of the Premises or render Landlord liable for damages or relieve Tenant from any obligation hereunder.

         Electricity for lighting the Premises and for the outlet usages of Tenant shall not be furnished by Landlord but shall be furnished by Commonwealth Edison Company, which services the area. Landlord shall permit the Tenant to receive such service direct from such public utility at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable and safety and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with such utility company for the metering of an payment for electric current furnished to it and Tenant shall pay for all charges for electric current consumed on the Premises (except for emergency lighting which is on Building circuits) during Tenant's lease thereof including the electricity used during the performance of janitorial services and the making by Landlord of alterations or repairs within the Premises. Electricity used at Tenant's request for the operation of air conditioning, heating and ventilation systems of the Building at times other than as provided above or for the full or unnecessary lighting of common areas during special times (other than during normal business hours) as shall be requested by Tenant, or for the operation of any special air conditioning systems which may required for date processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant to Landlord promptly upon demand. Tenant shall make no alterations of or additions to the electrical wiring or equipment and/or appliances without the prior written consent of the Landlord in each instance. Tenant also agrees to purchase from the Landlord or its agents, at Landlord's reasonable cost for labor and material, all lamps, bulbs, ballast and starters used within its Premises after the initial installation thereof at the commencement of the Lease. Tenant covenants and agrees that at no time shall its use of electricity current ever exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant will not, without the prior written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity or increase the amount of water which Landlord determines to be reasonable for use of the Premises as general office space; nor connect with electric current (except through existing electrical outlets in the Premises) or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of the which is respectively obtainable from existing water pipes or electrical outlets and normal for use of the Premises as general office space, Tenant shall first obtain the written consent of Landlord. If Landlord consents to such excess water or electric requirements, Tenant shall pay all costs of panel equipment, meter service and installation of facilities necessary to furnishing such excess capacity.

         Tenant shall not provide any janitorial services or cleaning without the Landlord's written consent and then only subject to supervision by Landlord and at Tenant's sole cost and responsibility and shall be provided by janitors or cleaning contractors or employees who at all times must be satisfactory to Landlord.

         Landlord shall: (1) carry on a program of preventative maintenance with respect to the Premises and Building in order to minimize slow-downs or breakdowns of the mechanical systems; (2) maintain, repair, if necessary, replace, and keep in good working order and condition throughout the Lease Term all equipment, facilities, pipes, lines and systems serving the Premises, including, without limitation, the mechanical systems of the Premises and Building, and all interior and exterior structural elements of the Premises and Building, including, without limitation, the foundation and roof of the Building; and (3) make all repairs made necessary by the negligence, acts or omissions of Landlord or its officers, agents, partners, servants, representatives, and employees; and any repairs made necessary by latent defects, defects in construction, or defects resulting from Landlord's failure to meet Landlord's maintenance obligation(s) hereunder, including, without limitation, defects resulting in leakage of water to the windows and exterior walls of the Building or other openings therein.

         Throughout the Lease Term, Landlord shall operate and maintain the Premises and Building and its structural and mechanical systems at least on a level comparable to standards maintained in other first-class buildings in the area in which the Building is located ("the Area"). Landlord shall keep all common areas and public portions of the Building clean and in good operating order, condition and repair throughout the Lease Term, including, without limitation, the lobby, public corridors, elevators, windows, freight facilities, if any, janitor and telephone closets, and lavatories. Landlord shall maintain the parking areas, access roadways, and entryways in good repair and condition and reasonably free from ice, snow and debris. All laws, shrubbery and trees on the grounds outside the Premises and Building and in the Complex shall be maintained in an orderly appearance. Landlord shall keep all machinery and equipment used t provide the service to be furnished by Landlord in first-class operating order, condition and repair at all times, including, without limitation, all equipment servicing the mechanical systems. Nothing in the foregoing recitation of obligations of the Landlord, however, shall be construed to infer that any of such expenses shall not be deemed to be Operating Expenses except as may be specifically set forth as excluded pursuant to Section 5.

9.       CONDITION OF PREMISES.

         Tenant is currently in occupancy and shall be deemed to have agreed that the Premises are in good order, repair and condition (except for latent defects). No promise of the Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation or warranty, express or implied, respecting the condition of the Premises or the Building has been made by the Landlord to Tenant, unless the same is contained in and made a part of this Lease. This Lease does not grant rights to light or air over or about the Property. At the termination of this Lease by lapse of time or otherwise, Tenant shall return the Premises in a good condition as when Tenant took possession (excepting ordinary wear and tear and loss by fire or other insured casualty), failing which the Landlord may restore the Premises to such condition and the Tenant shall pay the cost thereof promptly upon demand. This covenant and obligation of Tenant shall survive the expiration or termination of this Lease.

10.      USES PROHIBITED.

         Tenant shall not use, or permit the Premises pr any part thereof to be used, for any purpose r purposes other than as specified in Section 1 of this Lease. No use shall be made or permitted to be made of the Premises not acts done which may (i) increase the existing rate of insurance or premium cost therefor upon the Building or covering its operation or (ii) invalidate or cause a cancellation of any insurance policy covering the Building or any part thereof, or (iii) which may be dangerous to life, limb or property. Neither shall Tenant sell, or permit to be kept, used, or sold, in or about the Premises, any article which may be prohibited either by law or by the insurance policies of Landlord. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or allow anything to be brought into the Premises or the Building upon the Property which may disturb the quite enjoyment of any other tenant in the Building, or any adjoining property owner or tenant, nor, without limiting the generality of the foregoing, shall Tenant shall allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose.

11.      COMPLIANCE WITH LAW.

         Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations and requirements of the local fire district and any board of fire underwriters or other similar body now or hereafter constituted, relating to, or affecting , the condition (except for items to be maintained by Landlord), Tenant's particular manner of use or occupancy of the Premises, but excluding structural changes and changes to Building central systems not necessitated by, related to, or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

12.      ALTERATIONS AND REPAIRS.

         Tenant shall not make any alterations in or construct any additions to the Premise without the Landlord's prior specific written consent secured in each and every instance. If the Landlord shall consent to such alterations or additions, before commencement of the work or delivery of any materials into the Building or upon the Premises, the Tenant shall furnish to the Landlord as it may require, the following materials for Landlord's prior written approval: final engineering plans and specifications (and "as-builts" after completion); names and addresses of all contractors, sub-contractors, and materialmen, copies of all contracts and necessary permits; indemnification in form and amount satisfactory to Landlord; required certificates of insurance from all contractors performing labor or furnishing materials insuring the Landlord in breadth of coverage, by type and amount, to protect it against any and all liabilities which may arise out of or be connected in any way with said additions or alterations; and advance waivers of lien against any and all claims, costs, damages, liabilities and expenses of any kind which may arise in connection with the alterations or additions. Whether the Tenant furnishes the Landlord with the foregoing or not, the Tenant hereby agrees to hold the Landlord, its beneficiaries and the partners thereof, and their respective agents and employees, harmless from any and all liabilities of every kind and description which may arise out of, or be connected in any way with, said alterations or additions, except liabilities resulting from the negligence of Landlord or its agents or employees, and , if requested by Landlord, Tenant shall, at its own costs, appear and defend Landlord, its beneficiaries and the partners thereof, and their respective agents and employees by legal counsel satisfactory to Landlord. Any mechanic's lien filed against the Premises, the Building, or the Property for work or materials claimed to have been furnished to the Tenant shall be discharges of record by the Tenant within ten (10) days thereafter, at Tenant's expense, except if Tenant shall elect to contest as provided hereinafter. If Tenant shall fail to have said lien satisfied and released of record as aforesaid or, as to any lien claim which Tenant shall elect to contest, shall fail to (i) post a satisfactory bond or other security in such form and amount as shall be agreeable to Landlord or (ii) promptly contest and diligently and expeditiously prosecute to successful conclusion any such lien claim, then after ten (10) days' notice to Tenant and on behalf of Tenant, Landlord may, without being responsible for making any investigation as to the validity thereof, pay the amount of said lien and Tenant shall promptly reimburse Landlord therefor. The Tenant shall pay the cost of all such alterations and additions and also the cost of decorating the Premises as may be occasioned by such alterations and additions. Upon completing any alterations or addition, the Tenant shall furnish the Landlord with contractors' affidavits and full and final waivers of lien all fully executed in proper form and subject to approval of Landlord's counsel, and receipted bills covering all labor and materials provided and used. All additions and alterations shall be constructed in a good and workmanlike manner and only new, high grade, building standard or better quality materials shall be used. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations of the Village of Bannockburn and any department, commission or agency thereof and with the requirements of ll statutes and regulations of the State of Illinois and County of Lake and of any department, commission or agency thereof. The Tenant shall permit the Landlord to supervise construction operations in connection with alterations or additions if the Landlord requests to do so. All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon installation, and shall, unless the Landlord requests their removal, by notice to Tenant, remain upon the Premises at the termination of this Lease, by lapse of time or otherwise, without compensation or allowance or credit to the Tenant. If, upon the Landlord's notice, the Tenant does not remove said additions, hardware, non-trade fixtures and improvements, the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord promptly upon demand. Notwithstanding anything herein to the contrary, if Landlord desires that any addition, hardware, non-trade fixture or improvement (whether temporary or permanent), in or upon the Premises, be removed by Tenant at the termination of this Lease, Landlord shall so advise Tenant prior to the installation of such item in order that Tenant may determine whether such items should be installed in light of Landlord's desire that such item be removed by Tenant at a later date, provided Tenant has given Landlord, prior to the installation of such item, reasonable written notice of the intended installation allowing Landlord and its engineers and architects to examine such plans, and Tenant has complied with all other provisions of this Lease which may affect such installation. The Tenant shall remove the Tenant's furniture, machinery, safes, trade fixtures and other items of personal property of ever kind and description from the Premises prior to the end of the Term, however ended, or in the event Tenant's right to possession is terminated without a termination of this Lease. If not so, removed, the Landlord may request their removal, and if the Tenant does not remove them, the Landlord may, but shall not be required to, do so and the Tenant shall pay the cost of such removal to the Landlord promptly upon demand. If the Landlord does not request their removal, all such items shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a Bill of Sale without further payment or credit by the Landlord to the Tenant. Subject to the provisions of Section 8 and 17 and at its own cost and expense, Tenant shall keep the Premises in good order, condition and repair during the Term including but not limited to, the replacement of all interior broken glass with glass of the same size and quality, with the approval of the Landlord. If the Tenant does not make repairs promptly and adequately, the Landlord may elect, but shall not be required, to make repairs upon ten (10) days prior to notice to Tenant, and the Tenant shall promptly pay the cost thereof. At any time or times, the Landlord, either voluntarily or pursuant to governmental requirements, may, at the Landlord's own expense, make repairs, alterations or improvements in or to the Building or any part thereof, including the Premises, and, during operations, may close entrances, doors, corridors, elevators or other facilities, all without any liability to the Tenant by reason of interference, inconvenience or annoyance. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of any adjacent or nearby building, land, or street. The Tenant shall pay the Landlord for overtime and any other expense incurred in the event repairs, alterations, decorating or other work performed in the Premises is performed at the Tenant's request during non-ordinary business hours.

13.      ABANDONMENT OF PREMISES.

         Tenant shall not abandon the Premises at any time during the Term, and if Tenant shall abandon or surrender (whether at the end of the stated Term or otherwise) the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises for more than ten
(10) days following termination of Tenant's occupancy of the Premises shall be deemed abandoned, at the option of Landlord.

14.      ASSIGNMENT AND SUBLETTING.

         Tenant shall not assign this Lease, or any interest herein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without the prior written consent of

Landlord first had and obtained. Landlord agrees not to unreasonably withhold consent to any such assignment, occupancy or subletting provided: (i) at the time thereof Tenant is not in default under this Lease; (ii) Landlord in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the Premises and financial responsibility of an by the proposed single entity or person or assignee, sublessee or occupant, as the case may be, of the Premises are satisfactory to Landlord; (iii) any assignee or sublessee shall expressly assume all of the obligations of Tenant under this Lease; (iv) such consent, if given, shall not release Tenant from any of its obligations, including, without limitation, its obligation to pay rent and other sums becoming due to Landlord, under this Lease; (v) Tenant agrees specifically to pay to Landlord, as Additional Rent, all sums received by Tenant under the terms and conditions of such assignment, sublease. or occupancy which are in excess of the sum of amounts otherwise required to be paid pursuant to this Lease and all amounts spent by Tenant to effect such assignment or sublease; (vi) a consent to one assignment, subletting, occupation or use by any person or entity other than Tenant shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person or entity; and (vii) no such assignment, subletting or occupation shall infer the ability to divide the Premises into smaller suites or among more than one entity. Any such assignment, subletting or occupancy without such consent shall be void and shall, at the option of Landlord, constitute a default under this Lease. Neither this Lease nor any interest herein shall be assignable as to the interest of Tenant by operation of law without the written consent of Landlord, which consent may be arbitrarily withheld. If Tenant shall at any time seek Landlord's consent to assign this Lease or subject or have another person or entity occupy all of the Premises as provided herein, then, within thirty (30) days following such notice by Tenant to Landlord, which notice shall specify all particulars as Landlord may request concerning the proposed sublease, assignment or occupancy including but not limited to, names of proposed assignees of sublessees and term of the proposed transaction, Landlord shall have the right to terminate this Lease as to all of the Premises and recapture possession of the Premises, in which case Tenant shall thereafter be released from all obligations under this Lease accruing after such termination if such obligations relate to the remaining portion of the Term following the date the Lease has been terminated and so long as not in conflict with other provisions contained elsewhere in this Lease. In the event that Tenant shall elect to attempt to assign or sublease all of its Premises and shall choose to advertise, list with a real estate broker or brokers, or otherwise show the Premises to prospective assignees or sub-lessees, Tenant shall be required (i) to comply with Rules and Regulations in relation to use of any likeness of the Building or Property, and (ii) to refrain from publicly advertising a rental rate less than that then-quoted by the Landlord for space within the Building or complex.

15.      SIGNS.

         Tenant shall not place or affix any exterior or interior signs visible from the outside of the Building or Premises without the prior written consent of Landlord. The Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building or Property any sign, notice, legend, direction, figure or advertisement.

16.      DAMAGE TO PROPERTY; INJURY TO PERSONS.

         As a material part of the consideration to be rendered to Landlord under this Lease and to the full extent permitted by law, Tenant hereby waives all claims, except claims caused by or resulting from the negligence of Landlord, its agents or employees, which Tenant or Tenant's successors or assigns may have against Landlord, its beneficiaries, the partners thereof and the agents and employees of all of the foregoing, for loss, theft or damage to property and fir injuries to persons in, upon or about the Premises, the Building or the Property, from any cause whatsoever. Tenant will hold Landlord, its beneficiaries , the partners thereof and the agents and employees of all of the foregoing exempt and harmless from and on account of any damage or injury to any person, or to the property of any person or entity arising from the use of the Premises by Tenant or arising from the failure of Tenant to keep the Premises in good condition as herein provided, except for damage or injury resulting from the negligence of Landlord, its beneficiaries, the partners thereof or the agents or employees of any of the foregoing. Neither Landlord nor its beneficiaries, nor the partners thereof nor the agents or employees of any of the foregoing shall be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Building, or by any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Property or the Building or the Premises, as well as all damage to tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises or Building its apparatus or appurtenances or caused by any licensee, invitee, contractor, agent or employee of Tenant.

         Specifically, but not in limitation of the foregoing paragraph, all property belonging to Tenant or any occupant of the Premises or any agent, employee, licensee or invitee of such occupant or Tenant that is on the Property, in the Building or the Premises shall be there at the risk of Tenant or such other person only, and neither Landlord, nor its beneficiaries, nor the partners thereof, nor the agents or employees of any of the foregoing (except in case of the negligence of Landlord or its beneficiaries, or its agents or employees) shall be liable for: damages to or theft of or misappropriation of such property; damage to property entrusted to Landlord, its agents or employees, if any; the loss or damage to any property by theft or otherwise by any means whatsoever, any injury or damage to persons or property resulting from fire, explosion, falling plaster or ceiling tiles, steam, gas, electricity, snow, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness, or any other cause whatsoever; nor for interference with the light or other incorporeal hereditaments, nor for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accident in the Premises or in the Building or of defects therein or in the fixtures pr equipment appurtenant thereto.

         Tenant agrees to indemnify and save the Landlord, its beneficiaries, the beneficiaries, partners and their respective agents and employees, of all of the foregoing, harmless against any and all claims, demands, costs and expenses, including reasonable attorneys' fees, for the defense thereof ("claims"), arising from Tenant's occupation of the Premises or from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease or from any act or negligence of

Tenant, its agents, employees or invitees, in or about the Premises, the Building or the Property, except claims resulting from the negligence of Landlord, its beneficiaries, the partners thereof or the agents or employees of any of the foregoing. In case of any action or proceeding brought against Landlord, its beneficiaries, the beneficiaries, partners or their respective agents or employees of any of the foregoing , by reason of any such claim. upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord. If any damage, whether to the Premises or to the Building or to the Property, or any part thereof, or whether to the Landlord or to other tenants in the Building, results from any act or neglect of the Tenant or of the Tenant's agents, employees, licensees or invitees, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for the total costs of such repairs.

         Tenant shall maintain in full force and effect during the Term of this Lease, with financially responsible and reputable companies, insurance coverages in type and amount as follows: (i0 fire and extended coverage insurance (including an endorsement for vandalism and malicious mischief) covering all of Tenant's property in, on or about the Premises, with full waiver of subrogation rights against Landlord and in an amount equal to the full replacement cost of such property; and (ii) Comprehensive General Liability insurance, insuring Tenant and naming Landlord, its beneficiaries, the partners thereof and their respective agents and employees as additional insureds against all claims, demands and action for bodily injury, personal injury or death in any one occurrence in an amount of not less than $1,000,000 and with an aggregate limit of not less than $1,000,000 and for damage to property in an amount of not less than $1,000,000 for each occurrence and $1,000,000 in the aggregate, made by or on behalf of any person, firm or corporation, arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises and, in addition, and in like amounts, covering Tenant's contractual liability under the aforesaid hold harmless clause. Certificates of such insurance shall be delivered to Landlord in advance of possession and new certificates in advance of the dates of policy expirations. All such insurance policies shall indicate that at least thirty (30) days' prior written notice shall be delivered to Landlord by the insurer prior to termination, cancellation or any amendment of such insurance.

17.      DAMAGE OR DESTRUCTION.

         In the event the Premises or the Building are damages by fire or other casualty, Landlord may elect by notice to the Tenant within thirty (30) days after the fire or casualty; (a) to terminate this Lease; or (b) to repair and restore the Building or the Premises at Landlord's expense within one hundred eighty (180) days after the Landlord has adjusted the loss and is able to take possession of the damaged portions of the Building or Premises and undertake reconstruction or repairs, in which latter event this Lease shall not terminate. If the Landlord elects not to repair and restore, then Landlord shall, in its written notice to Tenant of such election to terminate, specify a date for the termination of the Lease, which shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the Term shall expire as fully and completely as if such date were the date described above for the expiration of this Lease. In such event, Tenant shall forthwith vacate and surrender the Premises without prejudice, however, to Landlord's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any rent and any other amount owing to Landlord shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions hereof with all reasonable expedition. If the Landlord elects to so repair and restore the Building or the Premises and does not substantially complete the work within the one hundred eighty (180) day period or within such additional period to which such period may be extended pursuant to the provisions of Section 27 hereof, either party may terminate this Lease as of the date of the fire or casualty by notice to the other party not later than ten (10) days following the expiration of such 180 day period or such additional period, as the case may be. In the event any such damage not caused by the act or neglect of the Tenant, its agents or employees renders the Premises untenantable, and if this Lease shall not be canceled and terminated by reason of such damage as provided hereinabove, then the base Rent and Additional Rent shall abate during the period beginning with the date of such damage and ending with the date when the Premises are again rendered tenantable. Such abatement shall be in an amount bearing the same ratio to the total amount of Base Rent and Additional Rent for such period as the untenantable portion of the Premises from time to time bears to the entire Premises. Except as provided in this Section, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein, which repairs, alterations or improvements are necessitated by fire or other casualty.

         Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any fixtures or equipment including but not limited to, trade fixtures, removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or to replace the same. Landlord shall not be required to repair any damage thereto or to replace the same. Landlord shall not be required to repair any injury or damage caused by fire or other cause or to make any repairs to or replacements of improvements installed in the Premises by or for Tenant unless Tenant has advised Landlord in writing prior to the loss as to all of the pertinent details concerning replacement values. Tenant hereby agrees at Tenant's election, to either: (i) insure the portion of tenant improvements and other improvements made by Tenant as its cost within Tenant's premises to the extent in excess of the Landlord's contribution as set forth in Exhibit C, and provide Landlord a certificate of insurance evidencing such insurance coverage which shall name Landlord as additional insured; or (ii) pay to Landlord as Additional Rent or other rent from time to time, upon demand, the cost to Landlord of insuring the portion of tenant improvements and other improvements made by Tenant at its cost within Tenant's Premises to the extent in excess of the Landlord's contribution as set forth in Exhibit C. Such charges shall b e computed by Landlord on the basis of the appropriate prorated portion of insurance premium allocable to Tenant at the actual rate from time to time being charged to Landlord to insure improvements within the Building. Tenant's election shall be in writing and shall be transmitted to Landlord prior to completion of any such improvements. In the absence of such written election, alternative (ii) shall apply.

18.      ENTRY BY LANDLORD.

         Landlord and its agents shall have the right, upon prior notice to Tenant (except in emergencies or as otherwise agreed by the parties), to enter the Premises at all reasonable times and if abandoned at any time, for the purpose of examining or inspecting the same, to supply janitorial and cleaning services and any other service to be provided by Landlord to Tenant hereunder, to render emergency repair or other emergency service, to investigate unusual noises or odors, to show the same to present or prospective purchasers, lenders, or, during the last twelve (12) months of the Term of this Lease, prospective tenants of the Building, and to make such alterations, repairs, improvements or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may enter by means of a master key without liability to Tenant, except for any failure to exercise due care for Tenant" property and without affecting this Lease. Landlord shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises.

19.      INSOLVENCY OR BANKRUPTCY.

         If, at any time during the Term or prior thereto, there shall be filed by or against Tenant ii any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within sixty (60) days thereof Tenant shall fail to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, this Lease may be canceled and terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Premises demised, but shall forthwith quit and surrender the Premises. In addition to the other rights and remedies Landlord has by virtue of any other provisions herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, Tenant specifically agrees that Landlord may retain any rent, security deposit or other monies received by it from Tenant or others in behalf of Tenant to be applied upon the obligations of Tenant hereunder as may be or become due and unpaid in such manner as Landlord may deem appropriate.

20.      DEFAULT.

         If any of the following events of default shall occur, to wit:

               (i) Tenant defaults in the payment of rent (whether Base Rent or Additional Rent or other rent) or any other sum required to be paid hereunder or any part thereof and such default shall continue for a period of ten (10) days after written notice thereof to Tenant, or

               (ii) Tenant defaults in the prompt and full performance of any non-monetary covenant, agreement or condition of this Lease and such other default shall continue for a period of thirty (30) days after written notice thereof to Tenant (unless such default involves a hazardous condition, in which event it shall be cured forthwith), excepting, however, any default which cannot be cured within such thirty (30) days period with which Tenant has commenced, and with due diligence is proceeding to cure. or

               (iii) The leasehold interest of Tenant be levied upon under execution or be attached by process of law or if Tenant abandons the Premises,

then, and in any such event, besides other rights or remedies it may have by law or otherwise, Landlord shall have the immediate right of re-entry without process of law and may remove all persons and property from the Premises; and such property may be removed and stored in any other place, for the account of and at the expense and at the risk of Tenant. Any such property of the Tenant not claimed oar retaken from storage by Tenant within sixty (60) days after the end of the Term, however, ended (or, in the event Tenant's right to possession is terminated without a termination of this Lease, within sixty [60] days after the date such right is terminated), shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a Bill of Sale without further payment or credit by the Landlord to the Tenant. Tenant hereby waives all claims for damages which may be caused by the re-entry of Landlord and taking possession of the Premises or removing or storing the furniture and property as herein provided, and shall save Landlord harmless from any loss, costs or damages occasioned to Landlord thereby; and no such re-entry shall be considered or construed to be a forcible entry or detainer, trespass or eviction, or a relinquishment of Landlord's right to rent or other rights given to Landlord hereunder or by operation of law.

         Should Landlord elect to re-enter, as herein provided, or take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may, either terminate this Lease or it may, but need not, from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises, the costs for which shall be paid for by Tenant, provided such costs do not exceed the aggregate remaining financial obligations of Tenant hereunder. The Landlord shall not be required to accept any tenant offered by Tenant or otherwise observe any instructions given by the Tenant concerning such reletting; provided, however, that if any substitute tenant tendered by Tenant shall be financially responsible and shall, by all other normal and reasonable standards, be at least as acceptable to Landlord as Tenant would be if Tenant were not in default, then the approval of Landlord shall not be unreasonably withheld.

         Landlord may elect to apply rentals received by it to any or all of the following, in such order as Landlord may deem appropriate from time to time: (i) to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; (ii) to the payment of all costs, commissions and other expenses of such reletting; (iii) to the payment of the cost of alterations and repairs to the Premises; (iv) to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If, at any time, the net rent received from reletting after applications by Landlord of payments described in the foregoing clauses (i) through (iv) be less than that agreed to be paid by Tenant hereunder, then Trustee shall pay such deficiency to Landlord. Such deficiency shall be calculated by Landlord and paid by Tenant to Landlord promptly on demand.

         In lieu of electing to terminate this Lease, to terminate possession, or to receive and apply rentals as provided in the immediately preceding paragraph, Landlord may elect to receive from Tenant, as and for Landlord's liquidated damages for Tenant's default, an amount equal to the sum of the present value of (i) the entire amount of Base Rent provided for in this Lease for the remainder of the Term, plus all other amounts to become due and payable to Landlord under any other provisions of this Lease for the remainder of the Term, including, but not limited to, Additional Rent, other rent and other amounts to become due from Tenant to Landlord, as may be, at Landlord's election, projected by Landlord at the then current rates for such item(s) or otherwise reasonably estimated by Landlord; plus (ii) all other amounts then due and payable to Landlord under any other provisions of this Lease, including, but not limited to, all then accrued and unpaid Base Rent, Additional rent, other rent and other amounts then due from Tenant to Landlord such as, but not limited to, payment for tenant improvements. For purposes of determining present value, Landlord shall use a discount rate equal to one percent above the then-current published or quoted prime or base rate charged by American National Bank and Trust Company of Chicago on short term commercial loans to its customers.

         No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant pursuant to this Section 20 or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

         Nothing herein contained shall limit or prejudice the right of Landlord to obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to, or less than the amounts of damages which Landlord may elect to receive as set forth above.

         The Tenant shall pay upon demand all the Landlord's costs, charges and expenses, including the fees of counsel, agents and other retained by the Landlord, incurred in enforcing the Tenant's obligations hereunder or incurred by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned.

21.      RULES AND REGULATIONS.

         Tenant hereby agrees to obey the following rules and regulations, as well as such rules and regulations as may be hereafter adopted by Landlord pursuant to the provisions of Section 29, for the safety, care and cleanliness of, and maintenance of good order in and on the Premises, the Building, the Property and all contiguous property and improvements thereon. The violation by Tenant of any such rules and regulations set forth in this Section 21 or as may be hereafter adopted, may at Landlord's option be deemed a default under this Lease by Tenant, affording

Landlord all those remedies set out in Section 20 hereof and Tenant agrees any violation may also be restrained by injunction, and Tenant shall be liable for all damages by reason of any violation, including. but not limited to, all of the increase, if any, in insurance premiums caused by such violation. Landlord shall not be responsible to Tenant for the non-performance by any other tenant, occupant or invitee of the Building, the Property or any contiguous property of any of said rules and regulations. (a) The Tenant shall occupy and use the Premises during the Term for the purpose above specified and none other. (b) The Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises or Building without the advance written consent of the Landlord. (c) The Tenant shall not make or permit to be made any use of the Premises which, directly or indirectly is forbidden by public law, zoning ordinance or governmental regulation or which may be dangerous to life, limb or property or which may increase the premium cost of, or invalidate any policy of insurance carried which covers the Building or its operation. (d) The Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the directory board, and then only such name or names and matters, and in such color, size, style, place and material, as shall first have been approved by the Landlord in writing. (e) The Tenant shall not use the name of the Building for any purpose other than that of business address of the Tenant, and shall never use any picture or likeness of the Building or Property in any circulars, notices, advertisements or correspondence without the prior express consent in writing of the Landlord. (f) The Tenant shall not obstruct or use for storage or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building or the Property. (g) No bicycle or other vehicles and no dog or other animal or bird shall be brought or permitted to be in the Building or any part thereof. (h) The Tenant shall not make or permit any noise or odor that is objectionable to other tenants of the Building to emanate from the Premises, and shall not create or maintain a nuisance thereof, and shall not disturb, solicit or canvass any other occupant of the Building, and shall not do or permit any act tending to injure the reputation of the Building. (i) The Tenant shall not install or use any piano, phonograph or other musical instrument, or use any phonograph or similar device in the Building or any antennae, or aerial wires outside the Building without, in each and every instance, prior approval in writing by the Landlord. The use thereof, if permitted, and also of radio or television equipment shall be subject to control by the Landlord to the end that others shall be disturbed or annoyed. (j) The Tenant shall not waste water. (k) No additional locks or similar devices shall be attached to any door. No keys for any door other than those provided by the Landlord shall be made. If an extraordinary number of keys for one lock are desired by the Tenant. the Landlord may provide the same upon payment to Landlord by Tenant of a reasonable charge therefor. Upon termination of this Lease or of the Tenant's possession, the Tenant shall surrender all keys to locks into and within the Premises and shall make known to the Landlord combinations for locks on safes, cabinets and vaults. (1) The Tenant shall be responsible for the locking of doors in and to the Premises. (m) If the Tenant desires telegraphic, telephone, burglar alarm or signal service, the Landlord will, upon request, direct where and how connections and all wiring for such service shall be introduced and run. Without such directions, no boring, cutting or installation of wires or cables if permitted (except wiring and cabling under raised floors). (n) Although furnished by Landlord, the standard venetian blinds, or from time to time, other

Landlord-furnished interior window coverings shall be cleaned by Landlord but kept in good repair and maintained at the expense of the Tenant and must be of such shape, color, material and make as approved by the Landlord. (o) If elected by Landlord, all persons-entering or leaving the Building between the hours of 6 p.m. and 8 a.m.,. Monday through Friday, or at any time on Saturdays, Sundays or holidays, may be required to identify themselves to a watchman, by registration, by a key and/or security card, or otherwise and to establish their rights to enter or leave the Building. The Landlord may exclude or expel any peddler, solicitor, beggar or other person without specific business or valid reason to be in the Building at any time. (p) The Tenant shall not overload any floor. The Landlord shall be notified and asked to direct the routing and location of safes and all other heavy articles. Safes, furniture and all large articles shall be brought through the Building and into the Premises at such times and in such manner as the Landlord shall direct and at the Tenant's sole risk and responsibility. The Tenant may be required to list all furniture, equipment and similar articles to be removed from the Building, and the list must be lodged at the office of the Building or by a designated person before Building employees will permit any article to be removed. (1) The Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerator or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical or manufacturing business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein except by not more than one (1) standard kitchen-sized microwave over per wing in the employee break rooms, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha and benzene, or any explosives or other articles deemed extra hazardous to life, limn or property.
(r) The Tenant shall not place or allow anything to be against or near the glass of partitions or doors of the Premises which may diminish the light in, or be unsightly from, halls or corridors. (s) The Tenant shall not install in the Premises any equipment which uses a substantial amount of electricity without the advance written consent of the Landlord. The Tenant shall ascertain from the Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants in the Building and shall not use more than its equitable share of such safe capacity. The Landlord's consent to the installation of electric equipment shall not relieve the Tenant from the obligation not to use more electricity than its equitable share of such safe capacity. (t) The Tenant shall not lay linoleum or other similar floor covering so that such floor covering shall come in direct contact with the floor of the Premises. If linoleum or other similar floor covering is approved by Landlord, an interliner of builder's deadening felt shall first be affixed to the floor by paste or other material soluble in water. The use of damaging cement or other similar materials is prohibited. (u) Landlord may establish controls for the purpose of regulating all property and packages (both personal and otherwise) to be moved into or out of the Building and Premises.
(v) Landlord may regular delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the receiving areas and elevators. (w) Subject to the provisions of Section 18, Landlord may show the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term and, if abandoned, may show the Premises at any time. (x) Tenant shall not sue the Premises to engage in the manufacture or sale or permit the use of any spiritous, fermented, intoxicating or alcoholic beverages on the Premises or in the Building or on the Property. (y) Tenant shall not use the Premises to engage in the manufacture or sale or permit the use of any illegal drugs on the Premises. (z) Tenant shall not cause any unnecessary janitorial labor or services to be incurred by reason of Tenant's special improvements made after Tenant's initial buildout, or by carelessness or indifference to the preservation of good order and cleanliness.

22.      TAXES.

         During the term hereof and prior to delinquency, Tenant shall pay all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real and personal property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment or other personal property shall be assessed and taxed with the Landlord's real or personal property, the Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenants' property.

23.      INTENTIONALLY DELETED.

24.      EMINENT DOMAIN.

         If the Building, or a substantial part thereof or a substantial part of the Premises, shall be lawfully taken, or condemned, or conveyed under threat of such taking or condemnation, for any public or quasi-public use or purpose, the Term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award t Tenant. Tenant shall have the right to appear at any condemnation proceeding to claim any separate award with respect to the value of Tenant's fixtures, improvements, furniture, partitions, equipment, relocation expenses and loss of business. Landlord shall have the right to claim and recover all Rent and Additional Rent and other rent or sums that would otherwise have been due under the Lease had the Lease not been terminated. Base Rent, Additional Rent and other rent or sums to be paid by Tenant to Landlord shall be pro-rated as of the date of such termination. Tenant" recovery shall not in any way detract from, or lessen, Landlord's recovery for lost rent or other consideration lost by Landlord. If any non-substantial part of the Building other than the Premises or a non-substantial part of the Premises shall be so taken, or condemned, or conveyed under threat of such taking or condemnation, or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary to substantially remodel or restore the Building, Landlord shall have the right to cancel this Lease upon not less than ninety (90) days' notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in any proceeds of any sale made under any threat of condemnation or taking.

25.      SUBORDINATION TO MORTGAGE AND DEEDS OF TRUST.

         This Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate to the lien of any mortgage, mortgages or deeds of trust now or hereafter existing against the Building, the Property or any part or parts thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Although such subordination shall be self-operating, Tenant, or its successors in interest, shall, upon Landlord's request, execute and deliver to Landlord any and all instruments desired by Landlord subordinating in the manner requested by Landlord this Lease to any such mortgage or deed of trust. Tenant shall execute all such subordination instruments within ten (10) days after Tenant's receipt of notice from Landlord (requiring the execution thereof.)

         Should any mortgage affecting the Building or the Property be foreclosed: (i) the liability of the mortgagee, trustee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building or Property and such liability shall not continue or survive after further transfer of ownership; and (ii) Tenant shall be deemed to have attorned, as tenant, under this Lease to purchaser at any foreclosure sale thereunder subject to the condition that Tenant shall have the right to remain in possession subject to the terms of this Lease, and this Lease shall continue in force and effect as a direct lease between and binding upon Tenant and such mortgagee. As used in this Section, "mortgagee" shall include the successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage, whether at foreclosure or otherwise, and the successors, assigns and mortgagee of such purchaser, whether immediate or remote. Tenant, to the extent not prohibited by law, waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligation of Tenant hereunder in the event any such foreclosure proceeding is brought, prosecuted or completed.

         Notwithstanding the foregoing, if any mortgagee or trustee elects to have this Lease and the interest of Tenant hereunder superior to any such interest or right and evidences such election by notice given to Tenant, then this Lease and the interest of Tenant hereunder shall be deemed superior to any such instrument, whether this Lease was executed before or after such instrument and in that event such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of such instrument and had been assigned to such mortgagee or trustee. The provisions of this paragraph shall be self-operative if such election shall be made and no further instrument shall be required; provided, however, in confirmation thereof Tenant shall execute such further assurances as may be required.

         So long as Tenant shall observe and perform its covenants and agreements hereunder, Tenant shall, at all times during the Term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through Landlord, its successors or assigns, including any mortgagee.

         Landlord further reserves the right from time to time, without notice to Tenant, to collaterally assign this Lease and the rents to become due to Landlord hereunder as security for a loan or loans. Tenant Hereby consents to all such assignments from time to time

(notwithstanding any lack of notice thereof) and upon notice to Tenant, Tenant is hereby directed and agrees to comply with the terms of any such assignment.

26.      NON-WAIVER.

         The waiver by Landlord of any breach of any term, covenant or condition therein contained shall not be deemed to be a waiver of the subsequent breach of the same or any other term, covenant or condition herein contained. The acceptance of rent or any other sums due to Landlord hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease. It is understood and agreed that the remedies herein given to Landlord shall be cumulative and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.

27.      INABILITY TO PERFORM.

         This Lease and the obligation of Tenant to pay rent and other sums due to Landlord hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired or excused, nor shall Landlord at any time be deemed to be in default hereunder, because Landlord is unable to fulfill any of its obligations under this Lease or cannot supply or is delayed in supplying any service expressly or by implication to be supplied or performed or is unable to make or is delayed in making any Building improvements, repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of any cause whatsoever beyond the reasonable control of Landlord, including but not limited to strike or labor disputes, Acts of God, riots and civil disturbances or energy shortages or governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof or any government agency or quasi-government agency or by reason of the conditions of supply and demand which have been, are or may be affected by, war or other emergency.

28.      SUBROGATION.

         The parties hereto agree to use good faith efforts to have any and all fire, extended coverage and any and all material damage insurance which may be carried endorsed with a subrogation clause to the effect that such insurance shall not be invalidated nor shall the right of the insured to recovery thereunder be adversely affected should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described therein; and each party hereto hereby waives all claims for recovery from the other party for any loss or damage (whether or not such loss or damage is caused by negligence of the other party and notwithstanding any provision or provisions contained in this Lease to the contrary) to any of its property insured under valid and collectible insurance policies to the extent of any recovery collected under such insurance, subject to the limitation that this waiver shall apply only when it is not prohibited by the applicable policy of insurance.

29.      PLATS AND RIDERS.

         Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy, a counterpart or duplicate original hereof, including such clauses, plats and riders, if any, as held by Landlord shall control. Any commercially reasonable rules and regulations which may be promulgated by Landlord from time to time whether or not attached hereto are specifically made a part of this Lease, whether signed by Tenant or not, effective on the thirtieth (30th) day following Tenant's receipt of a notice of the promulgation of such rule or regulation, unless prompted by, or as may be considered, an emergency.

30.      SALE BY LANDLORD.

         In the event of a sale or conveyance by Landlord of the fee of the Building containing the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. If any security deposit has been made by Tenant, Landlord may transfer or credit such security deposit to such successor in interest of Landlord and thereupon Landlord shall be released from any further obligations hereunder.

31.      RIGHT OF LANDLORD TO PERFORM.

         All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent or setoff of any other amount due from Tenant to Landlord. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and Tenant shall not have commence to cure such failure within ten (10) days after notice thereof by Landlord (except in an emergency when no notice shall be required), Landlord may, but shall not be so obligated, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate set forth in Section 4 from time to time during such period from the date of such payment by Landlord, shall be payable to Landlord promptly on demand. Tenant covenants to pay all such sums and Landlord shall have, in addition t any other right or remedy of Landlord, the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

32.      ATTORNEY'S FEES.

         In the event of any litigation between Tenant and Landlord to enforce any provision of this Lease or any right of either party hereto, the unsuccessful party of such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys' fees incurred therein. If Landlord or any of its beneficiaries or the partners, agents or employees thereof, without fault, is made a party to or threatened with any litigation or caused to become involved in any controversy or matter instituted by or against Tenant, Tenant shall indemnify Landlord and its beneficiaries and the partners, agents, and employees thereof against and save them harmless from all costs, loss, and expenses, including reasonable attorneys' fees, incurred by any one or all of them in connection therewith and if requested by Landlord, to appear and defend such action by legal counsel satisfactory to Landlord.

33.      ESTOPPEL CERTIFICATE.

         Tenant shall, at any time and from time to time, within ten (10) days after a written request from Landlord addressed to Tenant's National Facilities Manager is received at Tenant's headquarters in Northbrook, Illinois, execute, acknowledge and deliver to Landlord and to such other parties as Landlord shall direct, a statement in writing certifying, inter alia, that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); the dates to which the rent and other charges are paid and acknowledging that there are not any uncured defaults on the part of Landlord hereunder (or specifying such defaults if any are claimed); that the Premises have been completed in accordance with the terms of this Lease and that Tenant is in occupancy and paying rent on a current basis with no rental offsets or claims (or if any specifying the nature and amount); there has been no prepayment of rent other than as specified in the Lease, if any; and such other matters as may be required by the Landlord or its mortgagee. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that nor more than one (1) months' rent has been paid in advance. Further, such failure by Tenant shall, at the written election of Landlord and not otherwise, constitute a default hereunder and render Tenant liable for all damages caused by such default. The form and content of Estoppel Certificate as is presently required by Landlord and its mortgagee is attached hereto as Exhibit E.

34.      INTENTIONALLY DELETED.

35.      NOTICE.

         Any notice from Landlord to Tenant or from Tenant to Landlord shall be served either personally or by certified or registered mail, postage prepaid, return receipt requested. If served by mail, notice shall be deemed served on the second (2nd) calendar day after mailing addressed to Tenant at the Premises or to Landlord at the place from time to time established by it for the payment of rent. Either party may change the place for the giving of notices by a written notice delivered in the manner provided herein. A copy of each notice served upon Tenant shall be sent to the address of Tenant's headquarters: TSI International Software Ltd., Attn: Vice President of Finance and Administration and Chief Financial Officer, 45 Danbury Road, Wilton, Connecticut 06897-0840.

36.      INTENTIONALLY DELETED.

37.      RIGHTS RESERVED TO LANDLORD.

         Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent:

         (a)      To change the Building's name or street address.

         (b) To install, affix and maintain any and all signs on the exterior and interior of the Building and upon the Property.

         (c) To control all interior lighting that may be visible from the exterior of the Building and all exterior lighting on the Property.

         (d) To designate, restrict and control all sources from which Tenant may obtain sign painting and lettering, drinking water, towels, toilet supplies, catering, food and beverages, or other services in the Building and on the Premises, and in general to designate, limit, restrict and control any service in or to the Building and its tenants. No vending or dispensing machines of any kind shall be placed in or about the Premises without the prior written consent of Landlord.

         (e) To decorate or to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Property or Building, or any part thereof, including the Premises, and for such purposes to enter upon the Premises, and during the continuance of said work to temporarily close doors, entryways, public spaces and corridors in the Building and to interrupt or temporarily suspend Building services and facilities.

         (f) To have and retain a paramount title to the Premises free and clear of any act of Tenant. Tenant has no authority or power and warrants it shall not cause or permit the recording or assertion of any lien, this Lease, or any lease or encumbrance of any kind whatsoever, whether created by the act of Tenant, by operation of law or otherwise, to attach to, be placed upon, or cloud or complicate Landlord's title or interest in the Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only and shall be promptly removed by Tenant upon demand by Landlord.

         (g) To grant to anyone the exclusive right to conduct any business or render any services within the Building or to, or on, the Property, provided that such exclusive right does not interfere with Tenant's right to conduct its own business.

         (h) Notwithstanding the provisions of (d) and (g) above, Tenant shall not be required to obtain a service from a vendor specified by Landlord if such vendor's charges for comparable service are not competitive.

38.      INTENTIONALLY DELETED.

39.      REAL ESTATE BROKER(S).

         Tenant represents that it has dealt directly with, and only with, its broker(s) set forth as such in Item N as broker in connection with this Lease and that, insofar as it knows, no other broker negotiated or participated on its behalf in the negotiation of this Lease or submitted or showed the Premises to Tenant or is entitled to any commission in connection therewith by reason of the actions of Tenant. Landlord hereby agrees to pay the commissions due to each of the broker(s) named in Item N in connection with the Lease in such amount, if any, and manner as Landlord has agreed with such broker(s) by separate agreement. Tenant hereby agrees to indemnify, appear and defend, and hold harmless the Landlord from all loss, costs, liability and expense, including but not limited to attorneys' fees, arising from any claim or demand for a broker's commission in respect to this Lease by any other broker with whom the Tenant has been in contact other than the broker, if any, named in Item N as having acted for it.

40.      MISCELLANEOUS DEFINITIONS AND PROVISIONS.

         A. The term "office" or "offices" wherever used in this Lease shall not be construed to mean or permit the Premises to be used at any time as a store or stores, for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, including but not limited to, cigar store, shoe repair or other stand, or for providing personal service of any kind including, but not limited to, a beauty shop or a barbershop, or for other similar purposes, or for manufacturing. The words "re-enter" or "re-entry" as used in this Lease are not restricted to their technical legal meaning. The term "Landlord" as used in this Lease means only the Landlord from time to time, and upon conveying its interest, Landlord shall be relieved from any further obligation or liability pursuant to section 30. The words "Landlord" and "Tenant" whenever used in this Lease shall be construed to mean the plural and singular where necessary and the necessary grammatical changes required to make the provisions hereof apply either to corporations, other entities, individuals, men or women, shall in all cases be assumed as though in each case more specifically and fully expressed.

         B. Time is of the essence of this Lease and each and all of its provisions.

         C. Submission by Landlord or its agent of this instrument for examination or signature by Tenant does not constitute a reservation of or offer or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant; provided, however, the execution and delivery of this instrument by Tenant to Landlord or the agent of Landlord's beneficiary shall constitute an irrevocable offer coupled with an interest by Tenant to lease the Premises upon the terms and conditions herein contained, which offer may not be revoked for thirty (30) days after such delivery to Landlord or the agent of Landlord" beneficiary.

         D. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

         E. This Lease shall be governed by and construed pursuant to the laws of the State of Illinois.

         F. Should any mortgagee or proposed mortgagee require a modification of this Lease, which modification shall not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

         G. All rights and remedies of Landlord under this Lease, or that may be provided by law, may be exercised by Landlord in its name individually, or in its name by its beneficiary or agent, and all legal proceedings for the enforcement of any such rights or remedies including, but not limited to, distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by Landlord in its own name individually or in its name by its beneficiary or agent. Tenant expressly stipulates that any rights or remedies available to Landlord either by the provisions of this Lease or otherwise may be enforced by Landlord in its own name as Trustee aforesaid or in its name by agent or beneficiary.

         H. The marginal headings and titles to the paragraphs of this Lease are provided primarily for ease of reference and shall not be construed to affect the construction or interpretation of any provision hereof.

         I. No receipt of money by the Landlord from the Tenant after the termination of this Lease or after service of any notice or demanded or after the commencement of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the term of this Lease or be construed to affect any such notice, demand or suit.

         J. Notwithstanding anything to the contrary set forth in this Lease, wherever in this Lease Landlord's consent or approval is required to any action, such consent or approval shall not be unreasonably withheld or delayed. Wherever Landlord's judgment or discretion is to be exercised, it shall be exercised reasonably. Any fees, costs, charges, or expenses that Tenant is required to reimburse to Landlord shall mean Landlord's actual, direct, and reasonable, costs, charges, fees or expenses in all such cases.

41.      SUCCESSORS AND ASSIGNS.

         The covenants and conditions herein contained shall apply to and benefit and bind the respective heirs, successors, executors, administrators and assigns of the parties hereto. The terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote.

42.      ADDITIONAL RIDER PROVISIONS.

         a. Assignment and Subletting, Further Provisions. Anything to the
            ---------------------------------------------
contrary in Section 14 of the Lease notwithstanding, upon a prior written notification to Landlord sufficiently detailed as to the circumstances and financial aspects, but without requiring the prior consent of the Landlord, Tenant may assign the Lease or sublet the Premises to any directly or indirectly wholly- or partially-owned subsidiary of The Dun & Bradstreet Corporation or an affiliate thereof or Tenant or parent of Tenant or an affiliate of Tenant or a successor corporation by a merger, consolidation or sale of assets, subject to the condition that Tenant shall remain liable for the faithful performance of all of the terms and covenants of the Lease, and further subject to the condition that the financial responsibility of Tenant or Assignee shall not have been materially diminished by merger, consolidation, sale of assets, acquisition by a parent or other company or for any other reason and that Assignee possesses a financial worth at least equivalent to Tenant's financial worth at the date of execution hereof or can, in Landlord's estimation, fulfill Tenant's obligations under this Lease. Tenant hereby agrees to notify Landlord with the specifics thereof in advance of, or contemporaneously with, any such merger, consolidation, sale of assets or acquisition.

         Anything to the contrary in Section 14 of the Lease notwithstanding, the spaces shall be so subleased in a manner so as not to divide the Premises into small separate areas of less than one full wing, and the foregoing does not and shall not be construed to be a waiver of Landlord's rights to approve any alterations and additions as provided in Section 12 of this Lease.

         In the event Tenant shall at any time be required to seek Landlord's consent to assign this Lease or sublet a portion or all of the Premises as provided in Section 14 of this Lease and Landlord shall thereafter elect not to terminate pursuant to said Section 14, then, in such event, Tenant shall pay to Landlord, at the time and in the manner that it makes monthly payments of rent, fifty percent (50%) of the excess (if any), after deducting Tenant's expenses incurred in effecting the assignment or sublease, of the rent and all other similar amounts received by Tenant from any such assignee or subtenant over the sum of Base Rent (as periodically adjusted) and Additional Rent (as periodically adjusted) then being paid by Tenant to Landlord for such space.

         b. Security System. Landlord shall provide Landlord's standard security
            ---------------
system for the Building which currently includes an after-hours key system for entrance to the outer vestibule and, currently, a Honeywell magnetic card system for access to the inner lobby atrium area. A Schlage central processing unit is currently maintained by the Building management and controls card access into the Building. If Tenant shall so elect, the Landlord shall make available to Tenant magnetic card readers, wiring and related equipment for use at such of its entrances as Tenant may choose, at a per-reader material, labor and an overhead cost and fee of 21% to Tenant. The cost will vary depending upon floor, distance of card reader from central connections within the Building and any other necessary or desired related equipment. Currently, there is no charge for use of conduit, wiring or other equipment of Landlord as may be located outside the Building. A nominal monthly maintenance charge, on a per-card reader basis, will be charged to Tenant if individual card readers are elected by Tenant for the use of its employees in gaining entry into any of Tenant's Premises within the Building. If requested, and at Tenant's costs, Landlord shall cooperate with Tenant to cause a security key-pad or card reader to be installed in the elevators and/or within the stairwells so as to bar access to the third floor level by unauthorized persons.

         c. Option to Extend - Option A. Tenant shall have the right, to be
            ---------------------------
exercised as hereinafter provided, to extend the term for one (1) consecutive period of eighteen (18) months, which shall commence on the day following the day upon which the Initial Term expires and shall end on a date which is the eighteenth (18th) month anniversary of the commencement date of the Initial term (the "Extension Period"), upon satisfaction of the following terms and conditions:

         (i) At the time of the exercise of such right and at the time the Extension Period begins, Tenant shall not be in either material nor monetary default in the performance of any of the terms, covenants or conditions herein contained;

         (ii) This Lease shall not have been terminated during the initial Term, and shall be in full force and effect at the date of the exercise of the right to extend and at the date upon which the Extension Period begins;

         (iii) The extension shall be upon the same terms, covenants and conditions contained in this Lease, except that the Base Rent and determination of Additional Rent shall be as set forth in Section 4, Base Rent in this Lease and provided further that no new rights to extend shall be construed to be thereby created and no other inapplicable provisions such as, but not limited to, any obligation to construct or contribute toward tenant improvements, for rental abatement, or for any reimbursement by, or cost to, Landlord, shall be construed to be contained in or govern such Extension period; and

         (iv) the extension shall be an extension of the entire leased Premises and Tenant shall have no right to exercise the right of extension as to less than the entire Premises.

         Tenant shall exercise its right of extension for the Extension Period granted hereby only in the following manner: no later than six (6) months prior to the end of the Initial term, Tenant shall notify Landlord in writing of its election to exercise its right to extend the Term of this Lease for such additional period at the amounts of annual base rent set forth in Section 4, pursuant to the right granted hereby. Such notice shall be given in the manner in this Lease provided relative to notices.

         Tenant shall also pay to Landlord during the Extension Period its proportion of all Operating Expenses and Taxes from the commencement date of the Extension Period.

         Landlord shall have the right to elect to waive any condition or default so as to effectuate an extension by Tenant.

         d. Option to Extend - Option B. Tenant shall have the right, to be
            ---------------------------
exercised as hereinafter provided, to extend the term for one (1) consecutive period of five (5) years, which shall commence on the day following the day upon which the Initial Term expires and shall end on a date which is the fifth (5th) anniversary of the commencement date of the Initial Term (the "Extension Period"), upon satisfaction of the following terms and conditions:

         (i) At the time of the exercise of such right and at the time the Extension period begins, Tenant shall not be in default either material or monetary default in the performance of any of the terms, covenants or conditions herein contained;

         (ii) This Lease shall not have been terminated during the Initial Terms, and shall be in full force and effect at the date of the exercise of the right to extend and at the date upon which the Extension Period begins;

         (iii) The extension shall be upon the same terms, covenants and conditions contained in this Lease, except that the Base Rent and determination of Additional Rent shall be modified as set forth hereinafter elsewhere in this Lease, and except that no new rights to extend shall be construed to be thereby created and no other inapplicable provisions such as, but not limited to , any obligation to construct or contribute toward tenant improvements, for rental abatement, or for any reimbursement by, or cost to, Landlord, shall be construed to be contained in and govern such Extension Period; and

         (iv) The extension shall be an extension of the entire leased Premises and Tenant shall have no right to exercise the right of extension as to less than the entire Premises.

         Landlord shall notify Tenant no later than seven (7) months prior to the end of the Initial Term of the amount of annual Base Rent for the Premises for the Extension Period granted hereby, which shall be determined by Landlord according to the following formula: the rate per rentable square foot being quoted for newly-leased space within the Building as of the date of Landlord's notice to Tenant shall be reduced by $2.00 per rentable square foot for the Extension Period, when multiplied by the rentable square footage of the Premises, 12,095 rentable square feet, shall equal the amount of annual Base Rent for the Premises during the Extension Period. Tenant shall exercise its right of extension for the Extension Period granted hereby. Such notices shall be given in the manner in this Lease provided relative to notices.

         Tenant shall also pay to Landlord during the Extension Period its proportion of all Operating Expenses and Taxes from the commencement date of the Extension Period and for annual increases in the Consumer Price Index (Cost of Living Increase) based upon the Base Year, 1994, in accordance with the provisions of Sections 5 and 6 of this Lease. The Base Year for the determination of such Cost of Living Increase for such Extension Period shall be the calendar year 1994.

         Landlord shall have the right to elect to waive any condition or default so as to effectuate an extension by Tenant.

         e. Landlord's Conditional Right to Terminate. Notwithstanding any
            -----------------------------------------
provision to the contrary as may be contained elsewhere within this Lease, the Landlord shall have the sole right and option, upon a prior notice to Tenant of at least one hundred twenty (120) days, to terminate this Lease or any extension thereof, effective as of and on December 31, 1994, or at the end of any calendar month thereafter. Such right to terminate shall be conditioned upon the event that either A. C. Nielsen or The Dun and Bradstreet Corporation or any partially- or wholly-owned subsidiary or affiliate thereof shall have executed a Lease with Landlord for the premises demised hereby.

43.      TENANT'S AUTHORITY.

         Tenant warrants and represents that it has full power and authority to enter into this Lease and all related agreements and undertakings and, upon request, will provide to Landlord such instruments and assurances in that respect as Landlord shall request including, but not limited to, a certified copy of a corporate or partnership resolution authorizing, confirming or ratifying these actions by the respective officers or general partners executing this Lease and related documents.

44.      EXCULPATORY CLAUSE.

         This instrument is executed by the undersigned Land Trustee, not personally but solely as Trustee in the exercise of the power and authority conferred upon and vested in it as such trustee. It is expressly understood and agreed that all of the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee are undertaken by it solely in its capacity as Trustee and not personally. No personal liability or personal responsibility is assumed by or shall at any time be asserted or enforceable against the trustee on account of any warranty, indemnity, representation, covenant, undertaking or agreement of the Trustee in this instrument.


                                  LANDLORD:

                                  AMERICAN NATIONAL BANK AND TRUST
                                  COMPANY OF CHICAGO, not individually but
                                  solely as Trustee under Trust Agreement dated
[Corporate Seal]                  June 1, 1978 and known as Trust No. 42978


ATTEST:                           By: /S/ Peter Johansen
                                     ------------------------------------------
                                             Its:  Vice President
-----------------------------
  Its:  Assistant-Secretary

                                  TENANT:

[Corporate Seal]                  TSI INTERNATIONAL SOFTWARE LTD


ATTEST:                           By: /s/ Constance Galley
                                     ------------------------------------------
                                             Its:  President
/s/ Richard Bankosky                          Authorized Signatory
-----------------------------
 Its:  VP, Finance
 Authorized Signatory

STATE OF ILLINOIS                 }as
COUNTY OF COOK

         I, Dorothy Thiel, a Notary Public duly authorized in and for
            -------------
said County, in the State aforesaid, DO HEREBY CERTIFY, that Peter Johansen
                                                             --------------
of American National Bank and Trust Company of Chicago and
Peter Johansen of said Banking Association who are personally known to
--------------
me to be the same persons whose names are subscribed to the foregoing Office Building Lease as Vice-President and Assistant-Secretary, respectively, appeared before me this day in person and acknowledged that they signed and delivered the Office Building Lease as their own free and voluntary act and as the free and voluntary act of said Banking Association, the Trustee as aforesaid, for the uses and purposes therein set forth; and the said Assistant-Secretary then and there acknowledged that he, as custodian of the corporate seal of said Banking Association, did affix the corporate seal of said Banking Association to said Office Building Lease as his own free and voluntary act and as the free and voluntary act of said Banking Association, as Trustee as aforesaid, for the uses and purposes therein set forth.

         GIVEN under my hand and Notarial Seal this 12th day of March, 1994.
                                                    ----        -----    --

[Notarial Seal]                                                          (Seal)
                                                    ---------------------
                                                          Notary Public

                                                    My commission expires:
                                                          02/11/96
                                                    ----------------------------




STATE OF Connecticut        ]as
         -----------
COUNTY OF Fairfield
          ---------

         I,   Laurie Picerno, a Notary Public duly authorized in and for said
              --------------
County, in the State aforesaid, DO HEREBY CERTIFY, that Constance Galley and
                                                        ----------------
Richard Bankosky who are personally known to me as the same persons whose names
----------------
are subscribed to the foregoing Office Building Lease as (Vice-) President and (Assistant-) Secretary, respectively, of the Tenant named therein, appeared before me this day in person and severally acknowledged before me that they signed and delivered the Office Building Lease as such officers as their own free and voluntary act of said Corporation, for the uses and purposes therein set forth, having sworn before me that they are duly authorized and fully empowered to execute said Office Building Lease, and the said (Assistant-) Secretary then and there acknowledged that he, as custodian of the corporate seal of said Corporation, did affix the corporate seal of said Corporation to said Office Building Lease as his own free and voluntary act and as the free and voluntary act of said Corporation for the uses and purposes therein set forth.

         GIVEN under my hand and Notarial Seal this 22nd day of March, 1994.
                                                    ----        -----    --

[Notarial Seal]                                                           (Seal)
                                                    ----------------------
                                                           Notary Public

                                                    My commission expires:
                                                           March 31, 1995
                                                    ----------------------------

                                   EXHIBITS

                                   GRAPHICS

                  [Plan of Premises, Building B First Floor]

                                   EXHIBIT B

                         Legal Description of Property

Land (10.043 acres) and Building
--------------------------------

PARCEL 1: THAT PART OF THE NORTH 1/2 OF THE NORTH EAST 1/4 OF THE NORTH WEST 1/4 OF SECTION 20, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EASTERLY OF THE RIGHT OF WAY OF THE CHICAGO, MILWAUKEE AND ST. PAUL RAILROAD COMPANY (EXCEPT THEREFROM THE WESTERLY 60 FEET THEREOF NOW USED AS A PUBLIC HIGHWAY) AND THE WESTERLY 200 FEET (AS MEASURED ALONG THE NORTH AND SOUTH LINES THEREOF) OF THE NORTH 1/2 OF THE NORTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 20 AFORESAID, AND THE EAST 20 FEET OF THE WEST 220 FEET (AS MEASURED ALONG THE NORTH AND SOUTH LINES AFORESAID) OF THE SOUTH 200 FEET OF THE NORTH 1/2 OF THE NORTH WEST 1/4 OF THE NORTH EAST 1/4 OF SECTION 20 AFORESAID (EXCEPTING THEREFROM THAT PART THEREOF LYING WESTERLY OF THE FOLLOWING DESCRIBED
LINE: BEGINNING AT A POINT ON THE NORTH LINE OF THE NORTH WEST 1/4 OF SECTION 20, AFORESAID, 360 FEET WEST OF THE EAST LINE OF THE NORTH EAST 1/4 OF THE NORTH WEST 1/4 OF SAID SECTION 20; THENCE SOUTHERLY ALONG A LINE 360 FEET WEST OF AND PARALLEL WITH THE AFOREMENTIONED EAST LINE OF THE NORTH EAST 1/4 OF THE NORTH WEST 1/4, 266.08 FEET; THENCE WEST PARALLEL WITH THE NORTH LINE OF THE NORTH WEST 1/4 OF SECTION 20 AFORESAID, 161 FEET; THENCE SOUTH PARALLEL WITH THE AFOREMENTIONED EAST LINE OF THE NORTH EAST 1/4 OF THE NORTH WEST 1/4, 297.24 FEET TO THE SOUTH LINE OF THE NORTH 1/2 OF THE NORTH EAST 1/4 OF THE NORTH WEST 1/4 OF SAID SECTION 20; ALSO EXCEPT THE SOUTH 14 FEET OF THE WEST 126 FEET OF THE EAST 442.45 FEET (AND ALSO EXCEPT THE SOUTH 1.00 FOOT OF THE EAST 316.45
FEET) OF THE NORTH 1/2 OF THE NORTH EAST 1/4 OF THE NORTH WEST 1/4 OF SAID
SECTION 20, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE EASTERLY RIGHT OF WAY LINE OF THE CHICAGO, MILWAUKEE AND ST. PAUL RAILROAD, IN LAKE COUNTY, ILLINOIS.

Parking Easement

PARCEL 2: EASEMENT FOR INGRESS, EGRESS, PARKING AND OTHER PURPOSES, FOR THE BENEFIT OF PARCEL 1 AS STATED BY THE FIRST RESTATEMENT OF CROSS-EASEMENT AGREEMENT DATED JANUARY 11, 1982 AND RECORDED JANUARY 19, 1982 AS DOCUMENT 2146522 AND AS STATED BY SECOND RESTATEMENT OF CROSS-EASEMENT AGREEMENT DATED MAY 1, 1986 AND RECORDED OCTOBER 6, 1986 AS DOCUMENT 2490734 AND BY THIRD CROSS-EASEMENT AGREEMENT DATED AUGUST 1, 1990 AND RECORDED DECEMBER 17, 1990 AS DOCUMENT 2973898, (EXCEPT ANY PART THEREOF FALLING IN PARCEL 1), ALL IN LAKE COUNTY, ILLINOIS.

                                   EXHIBIT D

                 CLEANING AND JANITORIAL MAINTENANCE SERVICES

         Landlord shall furnish cleaning and janitorial maintenance services as described below at least as frequently as set forth:

MONDAY THROUGH FRIDAY

         1. Sweep, dry mop or vacuum all floors, compete. Remove gum, tar, etc., adhering to the floors.
         2.       Empty and damp wipe all ashtrays.
         3. Dust all horizontal surfaces that can be reached without a ladder with a treated cloth, mitt or duster.
         4.       Clean, polish and sanitize all drinking fountains.
         5.       Sweep all steps, sidewalks, and plazas.
         6. Clean passenger elevator cab and landing doors, including floors.
         7.       Empty all waste containers.
         8.       Clean all public wash and restrooms:

                  (a) All cleaning will be performed with approved germicidal detergents at disinfectant strengths.
                  (b) All toilets and urinals will be cleaned on all surfaces nightly; acid bowl cleaner to be used in the interior.
                  (c)      All wash basins, shelves, dispensers and all other
                           washroom fixtures will be cleaned nightly.
                  (d)      All mirrors will be cleaned and polished nightly.
                  (e) All chrome and other bright work, including exposed plumbing, toilet seat hinges, etc., will be cleaned and polished nightly.
                  (f) All waste receptacles are to be emptied and cleaned nightly.
                  (g) All lavatory floors will be swept and mopped with a germicidal detergent solution nightly.
                  (h) Washroom supplies will be replenished nightly, as needed.

         9. All normal rubbish and office waste paper shall be removed from tenant floors and carried to a designated location.

WEEKLY

         1.       Dust and wipe clean with dust cloth all desk tops.
         2. Spot clean all doors, switch plates, wall and glass areas adjacent to doors.
         3.       Dust and wipe all tops of all file cabinets and counters.
         4.       Sweep building stairwells.
         5. Damp mop floors and/or spray buff for heavy scuffs, if necessary.
         6.       Clean glass in building directory.

         7.       Wipe all waste containers.
         8.       Wash all glass entrance doors and side panels inside and out.

MONTHLY

         1. When possible, sweep and hose down outside terrace space, exterior walks, trucking areas and shipping platforms.
         2.       Shampoo all elevator carpeting.
         3.       Dust all windowsills.
         4. Once each month, remove hard water stains from toilet fixtures by using bowl cleaner after normal cleaning.

EVERY THREE MONTHS

         1. When possible, wash all windows, both interior and exterior, but not less than three times per year.
         2.       Dust all vertical surfaces of all furniture.
         3. Scrub all resilient floor areas so as to maintain a highly polished surface.
         4. All lavatory floors will be machine scrubbed every three months.

SNOW AND ICE REMOVAL

         1. Landlord shall be responsible for snow and ice removal from the parking lots, sidewalks and roadways serving the Property.

                                                 INITIALS:

                                                 For Landlord: /s/ CG
                                                              ------------------
                                                 For Tenant:   /s/ PJ
                                                              ------------------

                                   EXHIBIT E

                             ESTOPPEL CERTIFICATE

                                                                     May 1, 1994

Transamerica Life Insurance
    and Annuity Company
1150 South Olive Street
Suite 2200
Los Angeles, CA  90015

Bannockburn Lake Office Plaza
    Limited Partnership II
2345 Waukegan Road
Bannockburn, Illinois  60015

                            Re:      Lease of Premises, Suite E-100, First Floor
                                       in Building B at
                                     Bannockburn Lake Office Plaza,
                                     To TSI International Software Ltd.

Gentlemen:

         In Accordance with the provisions of Paragraph 33 of that certain Office Building Lease (the "Lease") dated January 26, 1994 by and between American National Bank and Trust Company of Chicago, not individually but solely as Trustee under Trust Agreement dated June 1, 1978 and known as Trust 42978 ("Landlord") and TSI International Software Ltd. ("Tenant"), we hereby make the following certifications to Transamerica Life Insurance and Annuity Company ("Transamerica")(and/or Landlord's other mortgagee):

         1. The Lease is in full force and effect. The Term of the Lease commences on May 1, 1994. The primary Least Term expires on December 31, 1995. No necessary licenses and permits are required. The use of the Premises is and will be lawful. The Lease had not been modified.

         2. There are not, to Tenant's knowledge, any uncured defaults on the part of Landlord under the terms of the Lease.

         3. Landlord has satisfied all conditions of an inducement nature in the Lease.

         4. Tenant has no charge, lien, claim or offset of any kind against Landlord. Tenant will not withhold or reduce payments on account of rent for any reason, except as may be specified in the Lease.

         5. If a security deposit has been paid to Landlord pursuant to the Lease, Tenant agrees not to look to Transamerica, as mortgagee, mortgagee in possession, or successor in title to the Property for accountability on any security deposit received by Landlord for the prompt and full performance by Tenant under the Lease, unless said sum has actually been received by Landlord for performance by Tenant under the Lease and unless said sum has actually been received by Transamerica.

         6. Tenant understands that the Lease may have been collaterally assigned to Transamerica as security for a loan to Landlord and agrees that Tenant has not and will not prepay rent other than the one month's rent next becoming due.

         7. Tenant agrees that it will not terminate the Lease or its tenancy on account of any default by Landlord unless Tenant shall first have given a written notice to Transamerica specifying such default and afforded a reasonable opportunity to cure such default.

We understand and agree that the above certifications may be relied upon by the above addressees and any prospective purchaser or encumbrancer of all or a portion of the Property of which the Premises are a part.

                                            TENANT:

(Corporate Seal)                            TSI International Software Ltd.


                                            By: /s/ Richard Bankosky
                                               -----------------------------

                                            Print Name:
                                                       ---------------------

                                            Title: VP, Finance
                                                  --------------------------
                                                    Authorized Signatory

ATTEST:

By: /s/ Linda Austin
   --------------------------

Print Name:
           ------------------
Title: Executive Assistant
      -----------------------
       Authorized Signatory